EXHIBIT 4.1

                                                                  CONFORMED COPY

================================================================================

                          Rockford Corporation, Issuer

                           BNY WESTERN TRUST COMPANY,

                                   as Trustee

                                    INDENTURE

                            Dated as of June 10, 2004


           4.5% Convertible Senior Subordinated Secured Notes due 2009


================================================================================

                             CROSS-REFERENCE TABLE*

      Provisions of Trust Indenture Act of 1939 and Indenture, dated as of June 10, 2004, between Rockford Corporation and BNY Western Trust Company, as Trustee, providing for the 4.5% Convertible Senior Subordinated Secured Notes due 2009:

                    Section of the Act                           Section of Indenture
                    ------------------                           --------------------
310(a)(1) and (2)......................................                   8.9
310(a)(3) and (4)......................................                 N.A.**
310(b).................................................         8.8 and 8.10(b) and (d)
310(c).................................................                  N.A.
311(a).................................................                  8.13
311(b).................................................                  8.13
311(c).................................................                  N.A.
312(a).................................................             6.1 and 6.2(a)
312(b).................................................                 6.2(b)
312(c).................................................                 6.2(c)
313(a).................................................                 6.3(a)
313(b)(1)..............................................                  N.A.
313(b)(2)..............................................                 6.3(a)
313(c).................................................                 6.3(a)
313(d).................................................                 6.3(b)
314(a).................................................                   6.4
314(b).................................................                  17.4
314(c)(1) and (2)......................................                  18.5
314(c)(3)..............................................                  17.6.
314(d).................................................                  N.A.
314(e).................................................                  18.5
314(f).................................................                  N.A.
315(a), (c) and (d)....................................                   8.1
315(b).................................................                   7.8
315(e).................................................                   7.9
316(a)(1)..............................................                   7.7
316(a)(2)..............................................              Not required
316(a) (last sentence).................................                   9.4
316(b).................................................                  11.2

-------------------
* This Cross-Reference Table shall not, for any purpose, be deemed a part of this Indenture.

**    N.A. means Not Applicable.

                                TABLE OF CONTENTS


                                                                                                                   PAGE
                                                                                                                   ----
ARTICLE I DEFINITIONS......................................................................................          1

      Section 1.1          Definitions.....................................................................          1
      Section 1.2          Other Definitions...............................................................         10

ARTICLE II ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES...............................         11

      Section 2.1          Designation, Amount and Issue of Notes..........................................         11
      Section 2.2          Form of Notes...................................................................         11
      Section 2.3          Date and Denomination of Notes; Payments of Interest............................         12
      Section 2.4          Execution of Notes..............................................................         13
      Section 2.5          Exchange and Registration of Transfer of Notes; Restrictions on Transfer........         14
      Section 2.6          Mutilated, Destroyed, Lost or Stolen Notes......................................         27
      Section 2.7          Temporary Notes.................................................................         28
      Section 2.8          Cancellation of Notes Paid, Etc.................................................         29
      Section 2.9          CUSIP Numbers...................................................................         29

ARTICLE III OPTIONAL REDEMPTION OF NOTES...................................................................         29

      Section 3.1          Redemption Price................................................................         29
      Section 3.2          Notice of Redemption; Selection of Notes........................................         30
      Section 3.3          Payment of Notes Called for Redemption..........................................         31
      Section 3.4          Conversion Arrangement on Call for Redemption...................................         32

ARTICLE IV SUBORDINATION...................................................................................         33

      Section 4.1          Subordination to Senior Indebtedness............................................         33
      Section 4.2          No Payment if Default in Senior Indebtedness....................................         34
      Section 4.3          Payment upon Dissolution, Etc...................................................         35
      Section 4.4          Payments on Notes...............................................................         36
      Section 4.5          Certain Conversions Deemed Payment..............................................         36
      Section 4.6          Subrogation.....................................................................         36
      Section 4.7          Rights of Holders Unimpaired....................................................         37
      Section 4.8          Holders of Senior Indebtedness..................................................         37
      Section 4.9          Trustee Not Fiduciary for Holders of Senior Indebtedness........................         37
      Section 4.10         Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's
                           Rights..........................................................................         37

ARTICLE V PARTICULAR COVENANTS OF THE COMPANY..............................................................         38

      Section 5.1          Payment of Principal, Premium and Interest......................................         38
      Section 5.2          Maintenance of Office or Agency.................................................         39
      Section 5.3          Appointments to Fill Vacancies in Trustee's Office..............................         39

      Section 5.4          Provisions as to Paying Agent...................................................         40
      Section 5.5          Existence.......................................................................         41
      Section 5.6          Information Requirement.........................................................         41
      Section 5.7          Stay, Extension and Usury Laws..................................................         41
      Section 5.8          Compliance Certificate..........................................................         41
      Section 5.9          Further Instruments and Acts....................................................         42

ARTICLE VI NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE...................................         42

      Section 6.1          Noteholders Lists...............................................................         42
      Section 6.2          Preservation and Disclosure of Lists............................................         42
      Section 6.3          Reports by Trustee..............................................................         43
      Section 6.4          Reports by Company..............................................................         43

ARTICLE VII DEFAULTS AND REMEDIES..........................................................................         44

      Section 7.1          Events of Default...............................................................         44
      Section 7.2          Payments of Notes on Default; Suit Therefor.....................................         47
      Section 7.3          Application of Monies Collected by Trustee......................................         49
      Section 7.4          Proceedings by Noteholder.......................................................         50
      Section 7.5          Proceedings by Trustee..........................................................         50
      Section 7.6          Remedies Cumulative and Continuing..............................................         51
      Section 7.7          Direction of Proceedings and Waiver of Defaults by Majority of Noteholders......         51
      Section 7.8          Notice of Defaults..............................................................         51
      Section 7.9          Undertaking to Pay Costs........................................................         52
      Section 7.10         Delay or Omission Not Waiver....................................................         52

ARTICLE VIII CONCERNING THE TRUSTEE........................................................................         52

      Section 8.1          Duties and Responsibilities of Trustee..........................................         52
      Section 8.2          Reliance on Documents, Opinions, Etc............................................         54
      Section 8.3          No Responsibility for Recitals, Etc.............................................         55
      Section 8.4          Trustee, Paying Agents, Conversion Agents or Note Registrar May Own Notes.......         55
      Section 8.5          Monies to be Held in Trust......................................................         56
      Section 8.6          Compensation and Expenses of Trustee............................................         56
      Section 8.7          Officer's Certificate as Evidence...............................................         57
      Section 8.8          Conflicting Interests of Trustee................................................         57
      Section 8.9          Eligibility of Trustee..........................................................         57
      Section 8.10         Resignation or Removal of Trustee...............................................         57
      Section 8.11         Acceptance by Successor Trustee.................................................         59
      Section 8.12         Succession by Merger, Etc.......................................................         59
      Section 8.13         Limitation on Rights of Trustee as Creditor.....................................         60

ARTICLE IX CONCERNING THE NOTEHOLDERS......................................................................         60

      Section 9.1          Action by Noteholders...........................................................         60
      Section 9.2          Proof of Execution by Noteholders...............................................         60

      Section 9.3          Who Are Deemed Absolute Owners..................................................         61
      Section 9.4          Company-Owned Notes Disregarded.................................................         61
      Section 9.5          Revocation of Consents; Future Holders Bound....................................         61

ARTICLE X NOTEHOLDERS' MEETINGS............................................................................         62

      Section 10.1         Purpose of Meetings.............................................................         62
      Section 10.2         Call of Meetings by Trustee.....................................................         62
      Section 10.3         Call of Meetings by Company or Noteholders......................................         63
      Section 10.4         Qualifications for Voting.......................................................         63
      Section 10.5         Regulations.....................................................................         63
      Section 10.6         Voting..........................................................................         64
      Section 10.7         No Delay of Rights by Meeting...................................................         64

ARTICLE XI AMENDMENTS; SUPPLEMENTAL INDENTURES.............................................................         64

      Section 11.1         Amendments; Supplemental Indentures without Consent of Noteholders..............         64
      Section 11.2         Amendments; Supplemental Indentures with Consent of Noteholders.................         66
      Section 11.3         Effect of Amendments and Supplemental Indentures................................         67
      Section 11.4         Notation on Notes...............................................................         67
      Section 11.5         Evidence of Compliance of Amendment or Supplemental Indenture to be Furnished to
                           Trustee.........................................................................         67

ARTICLE XII CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE..............................................         68

      Section 12.1         Company May Consolidate, Etc....................................................         68
      Section 12.2         Successor Entity to be Substituted..............................................         68
      Section 12.3         Opinion of Counsel to be Given Trustee..........................................         69

ARTICLE XIII SATISFACTION AND DISCHARGE OF INDENTURE.......................................................         69

      Section 13.1         Discharge of Indenture..........................................................         69
      Section 13.2         Deposited Monies to be Held in Trust by Trustee.................................         70
      Section 13.3         Paying Agent to Repay Monies Held...............................................         70
      Section 13.4         Return of Unclaimed Monies......................................................         70
      Section 13.5         Reinstatement...................................................................         71

ARTICLE XIV NO RECOURSE AGAINST OTHERS.....................................................................         71

      Section 14.1         Indenture and Notes Solely Corporate Obligations................................         71

ARTICLE XV CONVERSION OF NOTES.............................................................................         71

      Section 15.1         Right to Convert................................................................         71
      Section 15.2         Exercise of Conversion Privilege; Issuance of Common Stock on Conversion........         72
      Section 15.3         Company Right to Force Automatic Conversion.....................................         74
      Section 15.4         Cash Payments in Lieu of Fractional Shares......................................         76
      Section 15.5         Conversion Price................................................................         76
      Section 15.6         Adjustment of Conversion Price..................................................         76

      Section 15.7         Effect of Reclassification, Consolidation, Merger or Sale.......................         83
      Section 15.8         Taxes on Shares Issued..........................................................         84
      Section 15.9         Reservation of Shares; Shares to be Fully Paid; Listing of Common Stock.........         84
      Section 15.10        Responsibility of Trustee.......................................................         86
      Section 15.11        Notice to Holders Prior to Certain Actions......................................         86

ARTICLE XVI REPURCHASE UPON A REPURCHASE EVENT.............................................................         87

      Section 16.1         Repurchase Right................................................................         87
      Section 16.2         Notices; Method of Exercising Repurchase Right, Etc.............................         88
      Section 16.3         Certain Definitions.............................................................         90

ARTICLE XVII COLLATERAL AND SECURITY DOCUMENTS.............................................................         91

      Section 17.1         Collateral and Security Documents...............................................         91
      Section 17.2         Application of Proceeds of Collateral...........................................         91
      Section 17.3         Possession, Use and Release of Collateral.......................................         92
      Section 17.4         Opinion of Counsel..............................................................         93
      Section 17.5         Further Assurances..............................................................         93
      Section 17.6         Trust Indenture Act Requirements................................................         93
      Section 17.7         Suits to Protect Collateral.....................................................         94
      Section 17.8         Purchaser Protected.............................................................         94
      Section 17.9         Powers Exerciseable by Receiver or Trustee......................................         94
      Section 17.10        Release upon Termination of Company's Obligations...............................         94
      Section 17.11        Limitation on Duty of Trustee in Respect of Collateral..........................         95
      Section 17.12        Authorization of Trustee........................................................         95

ARTICLE XVIII MISCELLANEOUS PROVISIONS.....................................................................         96

      Section 18.1         Provisions Binding on Company's Successors......................................         96
      Section 18.2         Official Acts by Successor Corporation..........................................         96
      Section 18.3         Addresses for Notices, Etc......................................................         96
      Section 18.4         Governing Law...................................................................         97
      Section 18.5         Evidence of Compliance with Conditions Precedent; Certificates to Trustee.......         98
      Section 18.6         Legal Holidays..................................................................         98
      Section 18.7         Trust Indenture Act.............................................................         98
      Section 18.8         Benefits of Indenture...........................................................         99
      Section 18.9         Table of Contents, Headings, Etc................................................         99
      Section 18.10        Authenticating Agent............................................................         99
      Section 18.11        Execution in Counterparts.......................................................        100
      Section 18.12        No Adverse Interpretation of Other Agreements...................................        100


         EXHIBIT A         Form of 4.5% Convertible Senior Subordinated Secured Note due 2009

         EXHIBIT B         Form of Conversion Notice

         EXHIBIT C         Form of Option to Elect Repayment Upon a Repurchase Event

         EXHIBIT D         Form of Certificate of Transfer

         EXHIBIT E         Form of Certificate of Exchange

         EXHIBIT F         Form of Transfer Letter of Representations

      INDENTURE dated as of June 10, 2004 between Rockford Corporation, an Arizona corporation (hereinafter sometimes called the "Company", as more fully set forth in Section 1.1), and BNY Western Trust Company, a California banking corporation, as trustee (hereinafter sometimes called the "Trustee", as more fully set forth in Section 1.1).

                              W I T N E S S E T H:

      WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 4.5% Convertible Senior Subordinated Secured Notes due 2009 (hereinafter sometimes called the "Notes"), in an aggregate principal amount not to exceed Twelve Million, Five Hundred Thousand United States Dollars ($12,500,000) and to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

      WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment, a form of option to elect repayment upon a Repurchase Event, and a form of conversion notice and transfer to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

      WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as provided in this Indenture, the valid, binding and legal obligations of the Company, and to make this Indenture a valid agreement of the Company according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below), as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1 Definitions

      144A Global Note: The term "144A Global Note" means the Global Note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

      Affiliate: The term "Affiliate" of any specified Person shall mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      Applicable Procedures: The term "Applicable Procedures" shall mean, with respect to any transfer or exchange of beneficial ownership interests in a Global Note, the rules and procedures of the Depositary that are applicable to such transfer or exchange.

      AII: The term "AII" shall mean Audio Innovations, Inc., a wholly-owned Subsidiary of the Company.

      Board of Directors: The term "Board of Directors" shall mean the Board of Directors of the Company or a committee of such Board of Directors duly authorized to act for it hereunder (to the extent permitted by applicable law).

      Board Resolution: The term "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      Business Day: The term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in Los Angeles and the City of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close or be closed.

      Close of business: The term "close of business" means 5 p.m. (New York City time).

      Collateral: The term "Collateral" has the meaning set forth in the Security Agreement.

      Collateral Agent: The term "Collateral Agent" means the Trustee in its capacity as Collateral Agent under the Security Agreement, together with any other successor collateral agent.

      Commission: The term "Commission" shall mean the Securities and Exchange Commission.

      Common Stock: The term "Common Stock" shall mean any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, which is not subject to redemption by the Company and which entitles the holder thereof to vote generally for the election of directors. Subject to the provisions of Section 15.6, however, shares issuable on conversion of Notes shall include only shares of the class designated as common stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

      Company: The term "Company" shall mean Rockford Corporation, an Arizona corporation, and subject to the provisions of Article XII, shall include its successors and assigns.

      Conversion Shares: The term "Conversion Shares" means all shares of Common Stock into which the Notes are convertible pursuant to Article XV of this Indenture.

      Corporate Trust Office: The term "Corporate Trust Office," or other similar term, shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date as of which this Indenture is dated, located at 700 S. Flower Street - Suite 500, Los Angeles, CA 90017.

      Custodian: The term "Custodian" shall mean the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

      Default: The term "default" shall mean any event that is, or after notice or passage of time, or both, would be, an Event of Default.

      Definitive Note: The term "Definitive Note" shall mean a certificated Note registered in the name of the holder thereof and issued in accordance with
Section 2.5, substantially in the form of Exhibit A hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

      Depositary: The term "Depositary" shall mean, with respect to the Notes issuable or issued in whole or in part in global form, The Depository Trust Company, its nominees, and their respective successors.

      Designated Senior Debt: The term "Designated Senior Debt" shall mean (i) any Senior Indebtedness consisting of indebtedness for borrowed money which, at the time of determination, has an aggregate principal amount of at least Two Million United States Dollars. ($2,000,000) if the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company or any Subsidiary is a party) expressly provides that such indebtedness shall be "Designated Senior Debt" for purposes of this Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of the holders of such Senior Indebtedness to exercise the rights of holders of Designated Senior
Debt) and (ii) the Senior Facility. If any payment made to any holder of any Designated Senior Debt with respect to such Designated Senior Debt is rescinded or must otherwise be returned by such holder upon the insolvency, bankruptcy or reorganization of the Company or any Subsidiary or otherwise, the reinstated indebtedness of the Company or such subsidiary arising as a result of such rescission or return shall constitute Designated Senior Debt effective as of the date of such rescission or return.

      EBITDA: The term "EBITDA" shall mean for any fiscal period, as applicable, of the Company, the sum of operating income of the Company and its Subsidiaries on a consolidated basis, excluding any non-recurring or special items, plus depreciation and amortization expense deducted therefrom, all as determined in accordance with GAAP as calculated by the Company's chief financial officer consistent with the information presented in the financial statements of the Company filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, or provided to the Trustee in accordance with Section 6.4(b) hereof.

      Equity Interests: The term "Equity Interests" shall mean capital stock or warrants, options or other rights to subscribe for, acquire or receive capital stock (but excluding any debt security which is convertible into, or exchangeable for, capital stock).

      Event of Default: The term "Event of Default" shall mean any event specified in Section 7.1, continued for the period of time, if any, and after the giving of notice, if any, therein designated.

      Exchange Act: The term "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      First Priority Lien Obligations: The term "First Priority Lien Obligations" means the (i) the indebtedness and other obligations under the Senior Facility and (ii) any obligations under any other agreements evidencing Senior Indebtedness secured by a first priority Lien on any assets or properties of the Company and its Subsidiaries. First Priority Lien Obligations shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the Senior Facility or other First Priority Lien Obligation whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the First Priority Lien Obligations (whether by or on behalf of any borrower, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

      First Priority Liens: The term "First Priority Liens" means all Liens that secure the First Priority Lien Obligations.

      GAAP: The term "GAAP" means generally accepted accounting principles in the United States as in effect on the date of this Indenture, applied on a consistent basis.

      Global Notes: The term "Global Notes" shall mean, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, issued in accordance with Section 2.2, 2.5(c)(iv) or 2.5(e)(ii).

      Global Note Legend: The term "Global Note Legend" shall mean the legend set forth in Section 2.5(h)(iii), which is required to be placed on all Global Notes issued under this Indenture.

      IAI Global Note: The term "IAI Global Note" shall mean the Global Note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee that shall be issued in a denomination equal to the outstanding principal amount of the Notes held by Institutional Accredited Investors or Individual Accredited Investors.

      Indenture: The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

      Individual Accredited Investor: The term "Individual Accredited Investor" shall mean an individual "accredited investor" as defined in Rule 501(a) (5) or
(6) of Regulation D under the Securities Act.

      Indirect Participant: The term "Indirect Participant" shall mean a Person who holds a beneficial interest in a Global Note through a Participant.

      Institutional Accredited Investor: The term "Institutional Accredited Investor" shall mean an institutional "accredited investor" as such term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act or any entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2), (3), (5), (6) or (7) under the Securities Act.

      Intercreditor Agreement: The term "Intercreditor Agreement" means that certain Intercreditor Agreement, dated June 10, 2004, among the Company, AII, the Collateral Agent and the Senior Agent.

      Junior Facility: The term "Junior Facility" shall mean that certain Loan and Security Agreement dated March 29, 2004, among the Company, Audio Innovations, Inc., and Hilco Capital LP.

      Junior Liens: The term "Junior Liens" means the Liens on the Collateral granted by the Company and AII to secure the payment and performance of all or any Obligations, and all replacements, renewals and other modifications of such Liens.

      Lien: The term "Lien" means, with respect to any asset, any mortgage, deed of trust, deed to secure debt, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement or any lease in the nature thereof); provided that in no event shall an operating lease be deemed to constitute a Lien.

      Liquidated Damages: The term "Liquidated Damages" means all liquidated damages then owing pursuant to Section 2(f) of the Registration Rights Agreement and Section 15.2.

      Note or Notes: The terms "Note" or "Notes" shall mean any Note or Notes, as the case may be, authenticated and delivered under this Indenture.

      Noteholder or holder: The terms "Noteholder" or "holder" as applied to any Note, or other similar terms (but excluding the term "beneficial holder"), shall mean any Person in whose name at the time a particular Note is registered on the Note Register.

      Obligations: The term "Obligations" shall have the meaning assigned thereto in the Security Agreement.

      Officer's Certificate: The term "Officer's Certificate", when used with respect to the Company, shall mean a certificate signed by one of the President, the Chief Executive Officer, Chief Financial Officer, Executive or Senior Vice President or any Vice President, that is delivered to the Trustee. Each such certificate shall include the statements provided for in Section 18.5 if and to the extent required by the provisions of such Section.

      Opinion of Counsel: The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, which is delivered to the Trustee. Each such opinion shall include the statements provided for in Section 18.5 if and to the extent required by the provisions of such Section.

      Outstanding: The term "outstanding," when used with reference to Notes, shall, subject to the provisions of Section 9.4, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

            (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (b) Notes, or portions thereof, for the payment, or redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that if such Notes are to be redeemed, as the case may be, prior to the maturity thereof, notice of such redemption shall have been given as provided in Section 3.2, or provision satisfactory to the Trustee shall have been made for giving such notice;

            (c) Notes paid pursuant to Section 2.6 and Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.6 unless proof satisfactory to the Trustee is presented that any such Notes are held by bona fide holders in due course; and

            (d) Notes converted into Common Stock pursuant to Article XV and Notes deemed not outstanding pursuant to Section 3.2.

      Participant: The term "Participant" shall mean, with respect to the Depositary, a Person who has an account with the Depositary.

      Person: The term "Person" shall mean an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

      Predecessor Note: The term "Predecessor Note" of any particular Note shall mean every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.6 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

      Private Placement Legend: The term "Private Placement Legend" shall mean the legend set forth in Section 2.5(h)(i) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

      QIB: The term "QIB" shall mean a "qualified institutional buyer" as defined in Rule 144A.

      Registration Rights Agreement: The term "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of June 10, 2004, among the Company, Piper Jaffray & Co. and the Buyers as defined therein, as such agreement may be amended from time to time.

      Representative: The term "Representative" shall mean (a) the indenture trustee or other trustee, agent or representative for holders of Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

      Responsible Officer: The term "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

      Restricted Definitive Note: The term "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

      Restricted Global Note: The term "Restricted Global Note" shall mean a permanent Global Note substantially in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that bear the Private Placement Legend.

      Rule 144: The term "Rule 144" shall mean Rule 144 promulgated under the Securities Act.

      Rule 144A: The term "Rule 144A" shall mean Rule 144A promulgated under the Securities Act.


      Second Priority Lien: The term "Second Priority Lien" shall mean the Junior Liens and Liens that secure obligations under any other agreements evidencing indebtedness secured by a second priority Lien on any assets or properties of the Company.

      Securities Act: The term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      Securities Purchase Agreement: The term "Securities Purchase Agreement" means that certain Securities Purchase Agreement, dated as of June 10, 2004, among the Company and the parties listed on the Schedule of Buyers attached thereto as Exhibit A, as such agreement may be amended from time to time.

      Security Agreement: The term "Security Agreement" means that certain Security Agreement, dated as of June 10, 2004, among the Company, AII and the Collateral Agent, granting, among other things, a second priority Lien on the Collateral described therein in favor of the Collateral Agent for the benefit of the Trustee and Noteholders, as amended, modified, restated, supplemented or replaced from time to time.

      Security Documents: The term "Security Documents" means, collectively, the Security Agreement, the Intercreditor Agreement and all other security agreements, pledges, collateral assignments or other instruments evidencing or creating any Security Interests in favor of the Collateral Agent, for the benefit of the Trustee and the Noteholders, in all or any portion of the Collateral, in each case, as amended, modified, restated, supplemented or replaced from time to time.

      Security Interests: The term "Security Interests" means the Liens on the Collateral created by the Security Documents in favor of the Collateral Agent for the benefit of the Trustee and the Noteholders.

      Senior Agent: The term "Senior Agent" shall mean Congress Financial Corporation (Western), in its capacity as collateral agent for the Senior Facility, together with any other successor collateral agent.

      Senior Facility: The term "Senior Facility" means the senior credit facility under that certain Loan and Security Agreement dated March 29, 2004, among the Company, Audio Innovations, Inc., Senior Agent and the lenders named therein, together with the documents now or hereafter related thereto (including without limitation, any guarantee agreements and any security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing, increasing the amount of, or otherwise restructuring all or any portion of the indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders (or other institutions).

      Senior Liens: The term "Senior Liens" means the Liens on the Collateral granted by the Company or AII to secure the payment of any First Priority Lien Obligations, and all replacements, renewals and other modifications of such Liens.

      Shelf Registration Statement: The term "Shelf Registration Statement" means the Shelf Registration Statement contemplated by the Registration Rights Agreement.

      Subsidiary: The term "Subsidiary" means a Person more than 50% of the outstanding voting stock or Equity Interests of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

      Transaction Documents: The term "Transaction Documents" shall mean the Securities Purchase Agreement, the Registration Rights Agreement, the Notes, the Warrants, the Warrant Agent Agreement, the Indenture, the Security Documents and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated by the Securities Purchase Agreement.

      Trust Indenture Act: The term "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Sections 11.3 and 15.7; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

      Trustee: The term "Trustee" shall mean BNY Western Trust Company and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

      Unrestricted Global Note: The term "Unrestricted Global Note" shall mean a permanent Global Note substantially in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that do not bear and are not required to bear the Private Placement Legend.

      Unrestricted Definitive Note: The term "Unrestricted Definitive Note" shall mean one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

      Warrants: The term "Warrants" shall mean the warrants to purchase shares of Common Stock issued pursuant to the Securities Purchase Agreement and all warrants issued in exchange, transfer or replacement thereof.

Section 1.2 Other Definitions

                                                                                           Defined in
                                  Term                                                       Section
                                  ----                                                     ----------
"Additional Conversion Payment"                                                               15.1
"Additional Repurchase Payment"..........................................                     16.1
"Additional Securities"..................................................                  15.6(d)
"Agent Members"..........................................................                   2.2(b)
"Authentication Order"...................................................                      2.1
"Automatic Conversion Date"..............................................                     15.3
"Change in Control"......................................................                  16.3(e)
"Closing Price"..........................................................               15.6(e)(1)
"Company Conversion Provisional Payment".................................                     15.3
"Company Notice".........................................................                  16.2(a)
"Continuing Director"....................................................                  16.3(c)
"Conversion Date"........................................................                     15.2
"Conversion Notice"......................................................                     15.2
"Conversion Price".......................................................                     15.5
"Current Market Price"...................................................               15.6(e)(2)
"fair market value"......................................................               15.6(e)(4)
"Interest Payment Date"..................................................                      2.3
"non-electing share".....................................................                     15.7
"Note Register"..........................................................                   2.5(a)
"Note Registrar".........................................................                   2.5(a)
"Payment Blockage Notice"................................................                      4.2
"Payment Blockage Period"................................................                      4.2
"Payment Default"........................................................                      4.2
"Proceeding".............................................................                   4.3(a)
"record date"............................................................                      2.3
"Record Date"............................................................               15.6(e)(4)
"Reference Period".......................................................                  15.6(d)
"Repurchase date"........................................................                     16.1
"Repurchase Event".......................................................                  16.3(d)
"Repurchase Price".......................................................                     16.1
"Restricted Securities"..................................................                2.5(h)(i)
"Senior Indebtedness"....................................................                      4.1
"Statutory Exchange".....................................................                     15.7
"Termination of Trading".................................................                  16.3(f)
"Trading Day"............................................................               15.6(e)(5)
"Trigger Event"..........................................................                  15.6(d)
"Vice President".........................................................                      2.1
"Voting Stock"...........................................................                  16.3(e)

      Section 1.3 Rules of Construction

      All other terms used in this Indenture, which are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this Indenture. The words "herein," "hereof," "hereunder," and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article I include the plural as well as the singular.

                                   ARTICLE II

        ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

      Section 2.1 Designation, Amount and Issue of Notes

      The Notes shall be designated as "4.5% Convertible Senior Subordinated Secured Notes due 2009." Notes not to exceed the aggregate principal amount of Twelve Million, Five Hundred Thousand United States Dollars ($12,500,000) upon the execution of this Indenture, or (except pursuant to Sections 2.5, 2.6, 3.3, 15.2 and 16.2) from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes upon the written order of the Company (the "Authentication Order"), signed by the Company's (a) President, Chief Executive Officer, Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title, a "Vice President") and (b) Chief Financial Officer, Treasurer or Assistant Treasurer or its Secretary or any Assistant Secretary, without any further action by the Company hereunder.

      Section 2.2 Form of Notes

            (a) Notes issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto), which is incorporated in and made a part of this Indenture. Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect purchases, conversions and redemptions. Any endorsement of a Global Note to reflect the amount of any decrease or increase in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the holder thereof as required by Section 2.5.

            The Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A.

            Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage.

            The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

            (b) Members of, or Participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary or under any Global Note, and the Depositary (including, for this purpose, its nominee) may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (i) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (ii) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Note.


            Date and Denomination of Notes; Payments of Interest

      The Notes shall be issuable in registered form without coupons in denominations of One Thousand United States Dollars ($1,000) principal amount and integral multiples thereof. Every Note shall be dated the date of its authentication, and shall bear interest on the principal sum outstanding from time to time under the Note, at the rate per annum specified in the title of the form of Note attached as Exhibit A hereto, accrued from the date of issuance of the Note and payable semi-annually on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing December 15, 2004, as specified on the face of the form of Note attached as Exhibit A hereto.

      Interest on the Notes shall be deemed to have commenced accruing on June 10, 2004.

      The Person in whose name any Note, or portion thereof (or its Predecessor
Note) is registered at the close of business on any record date with respect to any Interest Payment Date (including any Note that is converted after the record date and on or before the Interest Payment Date) shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such Note upon any transfer, exchange or conversion subsequent to the record date and on or prior to such Interest Payment Date; provided that, in the case of any Note, or portion thereof, called for redemption or converted pursuant to Article III or

Article XV on a redemption date or conversion date, as applicable, or repurchased by the Company pursuant to Article XVI on a repurchase date, during the period from the close of business on the record date to the close of business on the Business Day next preceding the following Interest Payment Date, interest shall not be paid to the Person in whose name the Note, or portion thereof, is registered on the close of business on such record date, and the Company shall have no obligation to pay interest on such Note or portion thereof except to the extent required to be paid upon such redemption, conversion or repurchase in accordance with Article III, Article XV or Article XVI. Interest may, at the option of the Company, be paid by check mailed to the address of such Person on the Note Register; provided that, with respect to any holder of Notes with an aggregate principal amount equal to or in excess of Five Hundred Thousand United States Dollars ($500,000), interest on such holder's Notes shall be paid by wire transfer in immediately available funds to any bank located in the United States in accordance with the wire transfer instruction supplied by such holder from time to time to the Trustee and paying agent (if different from Trustee) at least five (5) Business Days prior to the applicable record date. The term "record date" with respect to any Interest Payment Date shall mean the 4th day of the month in which the Interest Payment Date shall occur, whether or not such date is a Business Day. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. Any accrued and unpaid interest which is not paid within five (5) Business Days of the Interest Payment Date on which such payment of interest was due shall bear interest at the rate of 12% per annum from such Interest Payment Date until the same is paid in full (or, if less, the maximum interest rate then permitted by applicable law) (the "Default Interest").

      If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, the Default Interest, to the Persons who are holders on a subsequent special record date. The Company shall promptly notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date, provided that no such special record date shall be less than ten (10) days prior to the related payment date for such defaulted interest. At least fifteen (15) days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

      Section 2.3 Execution of Notes

      The Notes shall be signed in the name and on behalf of the Company by the facsimile signature of its President, its Chief Executive Officer, or any of its Vice Presidents, and attested by the facsimile signature of its Chief Financial Officer, Treasurer or its Assistant Treasurer, or Secretary or any of its Assistant Secretaries (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 18.10), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder thereof is entitled to the benefits of this Indenture.

      In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

      Section 2.4 Exchange and Registration of Transfer of Notes; Restrictions
                  on Transfer

            (a) Note Register. The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to
      Section 5.2 being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars in accordance with Section 5.2.

            (b) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if (i) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections
      2.6 and 2.7. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.5(b) or Section 2.6 or 2.7, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.5(b), however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.5(c) or (d).

            (c) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (i) Transfer of Beneficial Interests in the Same Global Note.
            Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Note Registrar to effect the transfers described in this Section 2.5(c)(i).

                  (ii) All Other Transfers and Exchanges of Beneficial Interests
            in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.5(c)(i) above, the transferor of such beneficial interest must deliver to the Note Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Note Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.5(l).

                  (iii) Transfer of Beneficial Interests to Another Restricted
            Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.5(c)(ii) above and the Note Registrar receives the following:

                        (A) if the transferee will take delivery in the form of
                  a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications in item (1) thereof; and

                        (B) if the transferee will take delivery in the form of
                  a beneficial interest in the IAI Global Note, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications and certificates and Opinion of Counsel required by item (2) thereof, if applicable.

                  (iv) Transfer of Beneficial Interests in a Restricted Global
            Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the transfer complies with the requirements of Section 2.5(c)(ii) above and

                        (A) such transfer is effected pursuant to a registration
                  statement filed in accordance with the Registration Rights Agreement; or

                        (B) the Note Registrar receives the following:

                              (1) if the holder of such beneficial interest in a
                        Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit E hereto, including the certifications in item (1)(a) thereof; or

                              (2) if the holder of such beneficial interest in a
                        Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (3) thereof;

                  and, in each such case set forth in this subparagraph (B), if the Note Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Note Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  If any such transfer is effected pursuant to subparagraph (B)
            above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.1, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph
            (B) above.

                  Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

            (d)   Transfer or Exchange of Beneficial Interests for
      Definitive Notes.

                  (i) Beneficial Interests in Restricted Global Notes to
            Restricted Definitive Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Note Registrar of the following documentation:

                        (A) if the holder of such beneficial interest in a
                  Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit E hereto, including the certifications in item (2)(a) thereof;

                        (B) if such beneficial interest is being transferred to
                  a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (1) thereof;

                        (C) if such beneficial interest is being transferred
                  pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (2)(a) thereof;

                        (D) if such beneficial interest is being transferred to
                  an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) and (C) above, a certificate to the effect set forth in Exhibit D hereto, including the certifications, certificates and Opinion of Counsel required by item (2) thereof, if applicable;

                        (E) if such beneficial interest is being transferred to
                  the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (2)(b) thereof; or

                        (F) if such beneficial interest is being transferred
                  pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (2)(c) thereof;

      the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.5(l), and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.5(d) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Note Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.5(d)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                  (ii) Beneficial Interests in Restricted Global Notes to
            Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                        (A) such transfer is effected pursuant to a registration
                  statement filed in accordance with the Registration Rights Agreement; or

                        (B) the Note Registrar receives the following:

                              (1) if the holder of such beneficial interest in a
                        Restricted Global Notes proposes to exchange such beneficial interest for an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit E hereto, including the certifications in item (1)(b) thereof; or

                              (2) if the holder of such beneficial interest in a
                        Restricted Global Notes proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (3) thereof;

            and, in each such case set forth in this subparagraph (B), if the Note Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Note Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Beneficial Interests in Unrestricted Global Notes to
            Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global

            Note proposes to exchange such beneficial interest for an Unrestricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.5(c)(ii), the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.5(l), and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions an Unrestricted Definitive
            Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.5(d)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Note Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Unrestricted Definitive Notes to the Persons in whose names such Notes are so registered. Any Unrestricted Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.5(d)(iii) shall not bear the Private Placement Legend.

            (e) Transfer and Exchange of Definitive Notes for Beneficial Interests.

                  (i) Restricted Definitive Notes to Beneficial Interests in
            Restricted Global Notes. If any holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Note Registrar of the following documentation:

                        (A) if the holder of such Restricted Definitive Note
                  proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such holder in the form of Exhibit E hereto, including the certifications in item
                  (2)(b) thereof;

                        (B) if such Restricted Definitive Note is being
                  transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (1) thereof;

                        (C) if such Restricted Definitive Note is being
                  transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (2)(a) thereof;

                        (D) if such Restricted Definitive Note is being
                  transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs
                  (B) and (C) above, a certificate to the effect set forth in

                  Exhibit D hereto, including the certifications, certificates and Opinion of Counsel required by item (2) thereof, if applicable;

                        (E) if such Restricted Definitive Note is being
                  transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (2)(b) thereof; or

                        (F) if such Restricted Definitive Note is being
                  transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit D hereto, including the certifications in item (2)(c) thereof;

            the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the 144A Global Note, and in all other cases, the IAI Global Note.

                  (ii) Restricted Definitive Notes to Beneficial Interests in
            Unrestricted Global Notes. A holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                        (A) such transfer is effected pursuant to a registration
                  statement filed in accordance with the Registration Rights Agreement; or

                        (B) the Note Registrar receives the following:

                              (1) if the holder of such Restricted Definitive
                        Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such holder in the form of Exhibit E hereto, including the certifications in item (1)(c) thereof; or

                              (2) if the holder of such Restricted Definitive
                        Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (3) thereof;

            and, in each such case set forth in this subparagraph (B), if the Note Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Note Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

            Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.5(e)(ii), the Trustee shall cancel the Restricted Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

                  (iii) Unrestricted Definitive Notes to Beneficial Interests in
            Unrestricted Global Notes. A holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Unrestricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

                  If any such exchange or transfer from an Unrestricted
            Definitive Note to a beneficial interest is effected pursuant to subparagraphs (ii)(A), (ii)(B) or (iii) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.1, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Unrestricted Definitive Notes so transferred.

            (f) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a holder of Definitive Notes and such holder's compliance with the provisions of this Section 2.5(f), the Note Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting holder shall present or surrender to the Note Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Note Registrar duly executed by such holder or by its attorney, duly authorized in writing. In addition, the requesting holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.5(f).

                  (i) Restricted Definitive Notes to Restricted Definitive
            Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Note Registrar receives the following:

                        (A) if the transfer will be made pursuant to Rule 144A
                  under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications in item (1) thereof; and

                        (B) if the transfer will be made pursuant to any other
                  exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit D hereto, including the certifications, certificates and Opinion of Counsel required by item (2) thereof, if applicable.

                  (ii) Restricted Definitive Notes to Unrestricted Definitive
            Notes. Any Restricted Definitive Note may be exchanged by the holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                        (A) any such transfer is effected pursuant to a
                  registration statement filed in accordance with the Registration Rights Agreement; or

                        (B) the Note Registrar receives the following:

                              (1) if the holder of such Restricted Definitive
                        Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit E hereto, including the certifications in item (1)(d) thereof; or

                              (2) if the holder of such Restricted Definitive
                        Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (3) thereof;

                  and, in each such case set forth in this subparagraph (B), if the Note Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Unrestricted Definitive Notes to Unrestricted Definitive
            Notes. A holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Note Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the holder thereof.

            (g) General Provisions Relating to Transfers and Exchanges.

            Upon surrender for registration of transfer of any Note to the Note Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.5, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

            No service charge shall be charged to the Noteholder for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection therewith.

            None of the Company, the Trustee, the Note Registrar or any co-registrar shall be required to exchange or register a transfer of (a) any Notes for a period of fifteen (15) days next preceding the mailing of the notice of redemption or (b) any Notes called for redemption or, if a portion of any Note is selected or called for redemption, such portion thereof selected or called for redemption or (c) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion or (d) any Notes, or a portion of any Note, surrendered for repurchase (and not withdrawn) in connection with a Repurchase Event.

            All Notes issued upon any transfer or exchange of Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

            Prior to due presentment for the registration of a transfer of any Note, the Trustee, any agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any agent or the Company shall be affected by notice to the contrary.

            The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.1.

            (h) Legends.

                  (i) Private Placement Legend on the Notes. Every Note that bears or is required under this Section 2.5(h)(i) to bear the legend set forth in this Section 2.5(h)(i) (together with any Common Stock issued upon conversion of the Notes and required to bear the legend set forth in Section 2.5(h)(ii), collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this Section 2.5(h)(i) (including the legend set forth below), unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such holder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Sections 2.5(h)(i) and 2.5(h)(ii), the term "transfer" encompasses any sale, transfer or other disposition (excluding any pledge unless or until any foreclosure on such pledge) whatsoever of any Restricted Security.

                  Subject to Section 5 of the Securities Purchase Agreement,
            until two (2) years after the original issuance date of any Note, any certificate evidencing such Note (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof which shall bear the legend set forth in Section 2.5(h)(ii), if applicable) shall bear a legend in substantially the following form (unless such Note has been transferred pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), or the Note has been transferred pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or unless otherwise agreed by the Company in writing, with notice thereof to the Trustee):

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THIS SECURITY.

                  The Company may, but is not obligated to, instruct the Trustee to place the following legend on any Note held by or transferred to an "affiliate" (as defined in Rule 501(b) of Regulation D under the Securities Act):

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY BE SOLD ONLY IN COMPLIANCE WITH RULE 144, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A VALID EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

                  Any Note (or security issued in exchange or substitution
            therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of such Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.5, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.5(h)(i).

                  (ii) Private Placement Legend on Stock Certificate. Until two
            (2) years after the original issuance date of any Note, any stock certificate representing Common Stock issued upon conversion of such Note shall bear a legend in substantially the following form (unless such Common Stock has been transferred pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), or the Notes from which such Common Stock was converted were transferred pursuant to a registration statement that has been declared effective under the Securities Act and which was effective at the time of such transfer, or the Common Stock has been transferred pursuant to an exemption from registration provided by Rule 144 under the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the Trustee and any transfer agent for the Common Stock):

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

                  The Company may, but is not obligated to, instruct the
            transfer agent for the Company's Common Stock to place the following legend on any certificate evidencing shares of Common Stock held by or transferred to an "affiliate" (as defined in Rule 501(b) of Regulation D under the Securities Act) of the Company:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY BE SOLD ONLY IN COMPLIANCE WITH RULE 144, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A VALID EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

                  Any such Common Stock as to which such restrictions on
            transfer shall have expired in accordance with their terms may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.5(h)(ii).

                  (iii) Global Note Legend.  Each Global Note shall bear a
            legend in substantially the following form:

            THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION
            2.6 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.5(b) OF THE INDENTURE,
            (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.8 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

            (i) Resale of Notes Purchased by the Company or an Affiliate. Any Note or Common Stock issued upon the conversion or exchange of a Note that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor rule), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Notes or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

            (j) Changes in Law. Notwithstanding any provision of Section 2.5 to the contrary, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), from and after receipt by the Trustee of the Officer's Certificate and Opinion of Counsel provided for in this Section 2.5(j), (i) each reference in
      Section 2.5(h)(i) to "two (2) years" shall be deemed for all purposes hereof to be references to such changed period, (ii) each reference in
      Section 2.5(h)(ii) to "two (2) years" shall be deemed for all purposes hereof to be references to such changed period and (iii) all corresponding references in the Notes shall be deemed for all purposes hereof to be references to such changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws. As soon as practicable after the Company has knowledge of the effectiveness of any such amendment to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), unless such changes would otherwise be prohibited by, or would otherwise cause a violation of, the then-applicable securities law, the Company shall provide to the Trustee an Officer's Certificate and Opinion of Counsel informing the Trustee of the effectiveness of such amendment and the effectiveness of the foregoing changes to Sections 2.5(h)(i) and 2.5(h)(ii) and the Notes. The provisions of this Section 2.5(j) will not be effective until such time as the Opinion of Counsel and Officer's Certificate have been received by the Trustee hereunder. This Section 2.5(j) shall apply to successive amendments to Rule 144(k) (or any successor rule) changing the holding period thereunder.

            (k) Limitation on Trustee's Duties. The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

            (l) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.8. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

      Section 2.5 Mutilated, Destroyed, Lost or Stolen Notes

      In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their reasonable satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

      The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may reasonably require. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Once any substitute Note has been issued pursuant to this Section 2.6, the original Note being replaced by such substitute Note shall automatically be deemed canceled. In case any Note which has matured or is about to mature or has been called for redemption or is about to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as will be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence reasonably satisfactory to the Company, the Trustee and, if applicable, any paying agent or conversion agent of the destruction, loss or theft of such Note and of the ownership thereof.

      Every substitute Note issued pursuant to the provisions of this Section
2.6 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

      Section 2.6 Temporary Notes

      Pending the preparation of definitive Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Global Notes or the Definitive Notes, as the case may be, but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Definitive Notes or Global Notes. Without unreasonable delay the Company will execute and deliver to the Trustee or such authenticating agent Definitive Notes and Global Notes and thereupon any or all temporary Notes may be surrendered in exchange for the applicable replacement Note, at each office or agency maintained by the Company pursuant to Section 5.2 and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Definitive Notes or Global Notes, as the case may be. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Definitive Notes or Global Notes, as the case may be, authenticated and delivered hereunder.

      Section 2.7 Cancellation of Notes Paid, Etc.

      All Notes surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent or any Note Registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. Upon written instructions of the Company, the Trustee shall dispose of canceled Notes in accordance with its customary procedures. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

      Section 2.8 CUSIP Numbers

      The Company in issuing the Notes shall use "CUSIP" numbers and the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

      Section 2.10 Calculation of Original Issue Discount

      The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on the Notes as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                   ARTICLE III

                          OPTIONAL REDEMPTION OF NOTES

      Section 3.1 Redemption Price

      From and after June 10, 2007, the Company may, at its option, redeem all or any part of the Notes, upon notice as set forth in Section 3.2, and the Company shall pay each holder of Notes redeemed a redemption price equal to the principal amount of such Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption; provided that, to the extent that the Shelf Registration Statement is required by the terms of the Registration Rights Agreement to remain effective as of the date that notice of redemption is provided in accordance with Section 3.2, the Shelf Registration Statement is effective and available during the 30 day period prior to the giving of such notice and at all times from the date of such notice until the redemption date.

      Section 3.2 Notice of Redemption; Selection of Notes

      In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.1, it shall fix a date for redemption, and it, or at its request (which must be received by the Trustee at least ten (10) Business Days prior to the date the Trustee is requested to give notice as described below unless a shorter period is agreed to by the Trustee), the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption at least thirty
(30) and not more than ninety (90) days prior to the date fixed for redemption to the holders of Notes so to be redeemed as a whole or in part at their last addresses as the same appear on the Note Register (provided that if the Company shall give such notice, it shall also give such notice, and notice of the aggregate amount of Notes to be redeemed, to the Trustee). Such notice shall be irrevocable. Notice shall be mailed by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

      Each such notice of redemption shall specify the aggregate principal amount of Notes to be redeemed, the "CUSIP" number or numbers of such Notes, the date fixed for redemption, the redemption price at which Notes are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Notes, that interest accrued to, but excluding, the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Price and the date on which the right to convert such Notes or portions thereof into Common Stock will expire, which shall be the close of business on the redemption date. If fewer than all the Notes are to be redeemed, the notice of redemption shall identify the Notes to be redeemed. In case any
Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

      On or prior to the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 5.4) an amount of money sufficient to redeem on the redemption date all the Notes (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate redemption price, together with accrued interest to, but excluding, the date fixed for redemption; provided that if such payment is made on the redemption date it must be received by the Trustee or paying agent, as the case may be, by 1:00 p.m. New York City time, on such date. If any Note called for redemption is converted pursuant hereto, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Note shall be paid to the Company upon its request, or, if then held by the Company shall be discharged from such trust.

      If fewer than all the Notes are to be redeemed, the Company will give the Trustee written notice in the form of an Officer's Certificate not fewer than forty-five (45) days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date as to the aggregate principal amount of Notes to be redeemed, and the Company, or at its request, the Trustee in the name of and at the expense of the Company, shall give the holders at least thirty (30) days' notice in advance of the date fixed for redemption as to the aggregate principal amount of Notes to be redeemed. If fewer than all the Notes are to be redeemed, the Trustee shall select the Notes or portions thereof to be redeemed (in principal amounts of One Thousand United States Dollars ($1,000) or integral multiples thereof), on a pro rata basis or by lot. If any Note selected for partial redemption is converted in part after such selection, the converted portion of such Note shall be deemed (so far as is possible) to be the portion to be selected for redemption. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Note is converted as a whole or in part before the mailing of the notice of redemption.

      Upon any redemption of less than all Notes, the Company and the Trustee may (but need not) treat as outstanding any Notes surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a notice of redemption and may (but need not) treat as not outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

      Section 3.3 Payment of Notes Called for Redemption

      If notice of redemption has been given as above provided, the Notes or portion of Notes with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, and interest accrued to, but excluding, the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Notes at the redemption price and interest accrued to, but excluding, said date) interest on the Notes or portion of Notes so called for redemption shall cease to accrue and such Notes shall cease at the close of business on the date fixed for redemption to be convertible into Common Stock and, except as provided in Sections 8.5 and 13.4, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the redemption price thereof and unpaid interest to, but excluding, the date fixed for redemption. On presentation and surrender of such Notes at a place of payment specified in said notice, the said Notes or the specified portions thereof to be redeemed shall be paid and redeemed by the Company at the applicable redemption price and interest accrued thereon to, but excluding, the date fixed for redemption; provided that, if the applicable redemption date is an Interest Payment Date, the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Notes registered as such on the relevant record date subject to the terms and provisions of Section 2.3.

      Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented.

      Notwithstanding the foregoing, the Trustee shall not redeem any Notes or mail any notice of optional redemption during the continuance of a default in payment of interest or premium on the Notes or of any Event of Default of which, in the case of any Event of Default other than under Section 7.1(a), a Responsible Officer of the Trustee has actual knowledge. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Note and such Note shall remain convertible into Common Stock until the principal and premium, if any, shall have been paid or duly provided for.

      Section 3.4 Conversion Arrangement on Call for Redemption

      In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes not converted prior to the expiration of such conversion right by an agreement with one or more investment bankers or other purchasers to purchase such Notes by paying to the Trustee in trust for the Noteholders, on or before the date fixed for redemption, an amount not less than the applicable redemption price and interest accrued to the date fixed for redemption, of such Notes. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the redemption price of such Notes and interest accrued to, but excluding, the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers to such Noteholders. If such an agreement is entered into, a copy of which, certified as true and correct by the Secretary or Assistant Secretary of the Company will be filed with the Trustee prior to the date fixed for redemption, any Notes not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article XV) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Notes shall be deemed to have been extended through such time), subject to payment of the above amount as aforesaid. At the written direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Notes. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Notes between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                   ARTICLE IV

                                  SUBORDINATION

      Section 4.1 Subordination to Senior Indebtedness

      The Company covenants and agrees, and each holder of a Note, by his or her acceptance thereof, likewise covenants and agrees, that all Notes shall be issued subject to the provisions of this Article IV and to the extent and in the manner hereinafter set forth in this Article IV, the indebtedness represented by the Notes and the payment of the principal amount, Conversion Price, and interest thereon, Company Conversion Provisional Payment, Additional Conversion Payment, redemption price for Notes called for redemption in accordance with
Section 3.2, the Repurchase Price and Additional Repurchase Payment, if any, with respect to Notes submitted for repurchase in accordance with Section 16.1, liquidated damages, fees, expenses or any other amounts in respect of each and all of the Notes are hereby expressly made subordinate and junior and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness of the Company now outstanding or hereinafter incurred. "Senior Indebtedness" means the principal of, and premium, if any, and interest on, reimbursement obligations, fees, costs and expenses in connection with and other amounts accrued or due on or in connection with (i) all indebtedness of the Company for monies borrowed, including, without limitation, (x) commercial paper and accounts receivable sold or assigned by the Company, and (y) indebtedness secured by a mortgage, security interest or other lien on an asset, that is (A) existing on such asset at the time of its acquisition, or (B) given to secure all or part of the purchase price of such asset, (ii) all obligations of the Company evidenced by any notes, debentures, bonds or other instruments issued to banks, trust companies, insurance companies, other financial institutions and other entities that in the ordinary course of business make loans, (iii) all obligations of the Company under any interest or currency swap agreements, hedging agreements, cap, floor and collar agreements, spot and forward contracts and other similar agreements, (iv) obligations in respect of letters of credit, bank guarantees and bankers acceptances, (v) obligations of the Company as lessee under leases of personal property (whether or not required to be capitalized under GAAP), (vi) obligations secured by a mortgage, pledge, security interest, lien or encumbrance affecting title to any of the Company's assets, whether or not the Company is directly liable or has guaranteed such obligations, (vii) obligations consisting of the balance of the deferred or unpaid purchase price of assets, (viii) principal of, and interest on any indebtedness or obligations of others of the kinds described in (i) through
(vii) above assumed or guaranteed in any manner by the Company, and (ix) deferrals, renewals, increases, extensions, refinancings and refundings of, or amendments, modifications, restatements or supplements to, any such indebtedness or obligations described in (i) through (vii) above, in each case unless the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that the same is not senior in right of payment to the Notes. Senior Indebtedness includes, with respect to the foregoing, interest accruing on or after the filing of any petition in any bankruptcy or similar proceeding or for reorganization relating to the Company, whether or not post-filing interest is allowed in such proceeding. Notwithstanding the foregoing, "Senior Indebtedness" with respect to any Note shall not include (a) indebtedness of the Company evidenced by the other Notes, which shall rank equally and ratably with such Note, (b) indebtedness of the Company to any Subsidiary of the Company other than indebtedness arising by reason of guarantees by the Company of indebtedness of any such subsidiary to a Person that is not such a Subsidiary, (c) any liability for Federal, state, local or other taxes owed or owing by the Company, (d) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities), (e) any indebtedness or obligation of the Company (and any accrued and unpaid interest in respect thereof) that by its terms is subordinate or junior in right of payment to any other indebtedness or obligation of the Company or (f) any obligation with respect to any shares, interest, rights to purchase, warrants, options, participations or other equivalents of, or interests in, the equity of the Company or any Subsidiary or Affiliate, including any preferred stock or other preferred equity. For purposes of this
Section 4.1, all references to indebtedness or obligations of the Company shall be deemed to include any such indebtedness or obligations of the Subsidiaries.

      Section 4.2 No Payment if Default in Senior Indebtedness

      No payment on account of principal of, premium, if any, or interest on the Notes (including, but not limited to, the redemption price for Notes called for redemption in accordance with Section 3.2, the Repurchase Price and Additional Repurchase Payment, if any, with respect to Notes submitted for repurchase in accordance with Section 16.1, the Conversion Price, the Company Conversion Provisional Payment, Additional Conversion Payment and any other payment payable with respect to the Notes pursuant to the provisions of this Indenture) shall be made, and no Notes shall be redeemed or purchased directly or indirectly by the Company (or any of its Subsidiaries), if at the time of such payment or purchase or immediately after giving effect thereto, (i) a default in the payment of principal, premium, if any, interest, rent or other obligations in respect of any Senior Indebtedness occurs and is continuing (or, in the case of Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness) (a "Payment Default"), unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or (ii) the Company shall have received notice (a "Payment Blockage Notice") from the holder or holders of Designated Senior Debt or their Representative that there exists under such Designated Senior Debt a default, which shall not have been cured or waived, permitting the holder or holders thereof to declare such Designated Senior Debt due and payable, but only for the period (the "Payment Blockage Period") commencing on the date of receipt of the Payment Blockage Notice and ending on the earlier of (a) the date such default shall have been cured or waived, or (b) the 180th day immediately following the Company's receipt of such Payment Blockage Notice.

      The Company shall resume payments on and distributions in respect of the Notes, including any past scheduled payments of the principal of (and premium, if any) and interest on such Notes to which the holders of the Notes would have been entitled but for the provisions of this Section 4.2 in the case of a Payment Default, on the date upon which such Payment Default is cured or waived or ceases to exist. In addition, notwithstanding clauses (i) and (ii), unless the holders of Designated Senior Debt shall have accelerated the maturity of such Designated Senior Debt or there is a Payment Default, the Company shall resume payments on the Note after the end of each Payment Blockage Period. Not more than one Payment Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Debt during such period.

      Section 4.3 Payment upon Dissolution, Etc.

            (a) In the event of any bankruptcy, insolvency, reorganization, receivership, composition, assignment for benefit of creditors or other similar proceeding initiated by or against the Company or any dissolution or winding up or total or partial liquidation or reorganization of the Company (being hereinafter referred to as a "Proceeding"), each holder of a Note, by his or her acceptance thereof, agrees that such holder shall, upon request of a holder of Senior Indebtedness, and at such holder's own expense take all reasonable actions (including but not limited to the execution and filing of documents and the giving of testimony in any Proceeding, whether or not such testimony could have been compelled by process) necessary to prove the full amount of all their claims in any Proceeding, and the Noteholders shall not waive any claim in any Proceeding without the written consent of such holder. If the Trustee or the holder of a Note does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in this paragraph
      (a) of Section 4.3 at least thirty (30) days before the expiration of the time to file such claim, the holders of any Senior Indebtedness or their Representatives are hereby authorized to file an appropriate claim for and on behalf of the holders of the Notes.

            (b) The Trustee and the holders of the Notes shall retain the right to vote and otherwise act with respect to the claims under their Notes (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension); provided that the Trustee or any holder of the Notes shall not vote with respect to any such plan or take any other action in any way so as to (i) contest the validity of any Senior Facility or any collateral therefor or guaranties thereof, (ii) contest the relative rights and duties of any of the lenders under or the Representatives of the Senior Facility established in any instruments or agreement creating or evidencing the Senior Facility with respect to any of such collateral or guaranties, or (iii) contest the Trustee's and the holders' obligations and agreements set forth in this Section 4.3.

            (c) Upon payment or distribution to creditors in a Proceeding of assets of the Company of any kind or character, whether in cash, property or securities, all principal and interest due upon any Senior Indebtedness shall first be paid in full before any holders of the Notes shall be entitled to receive or, if received, to retain any payment or distribution on account of the Notes, and upon any such Proceeding, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which any holders of the Notes would be entitled except for the provisions of this Article IV shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by any holders of the Notes who shall have received such payment or distribution, directly to the holders of the Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of such Senior Indebtedness held by such holder) or their Representatives to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to any holders of the Notes.

      Section 4.4 Payments on Notes

      Subject to Section 4.3, the Company may make regularly scheduled payments of the principal of, and any interest or premium on, the Notes, if at the time of payment, and immediately after giving effect thereto, (i) there exists no Payment Default or Payment Blockage Period and (ii) the Company is permitted to make payments under Section 4.3.

      Section 4.5 Certain Conversions Deemed Payment

      For the purposes of this Article IV only (a) the issuance and delivery of junior securities upon conversion of Notes in accordance with Article XV shall not be deemed to constitute a payment of distribution on account of the principal of or interest on Notes or on account of the purchase or other acquisition of Notes, and (b) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 15.3), property or securities (other than junior securities) upon conversion of a Note shall be deemed to constitute payment on account of the principal of such Note. For the purposes of this Section 4.5, the term "junior securities" means (i) shares of any stock of any class of the Company, or (ii) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article IV. Nothing contained in this Article IV or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the holders, the right, which is absolute and unconditional, of the holder of any Note to convert such Note in accordance with Article XV.

      Section 4.6 Subrogation

      Subject to payment in full in cash of all Senior Indebtedness, the rights of the holders of the Notes (together with the holders of any other indebtedness of the Company that is subordinated in right of payment to payment in full of all Senior Indebtedness, that is not subordinated in right of payment to the Notes, and that by its terms grants such right of subrogation to the holders thereof) shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of the assets of the Company made on such Senior Indebtedness until all principal and interest on the Notes shall be paid in full; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which any holders of the Notes would be entitled except for the subordination provisions of this Article IV shall, as between the holders of the Notes and the Company and/or its creditors other than the holders of the Senior Indebtedness, be deemed to be a payment on account of the Senior Indebtedness.

      Section 4.7 Rights of Holders Unimpaired

      The provisions of this Article IV are and are intended solely for the purposes of defining the relative rights of the holders of the Notes and the holders of Senior Indebtedness and nothing in this Article IV shall impair, as between the Company and any holders of the Notes, the obligation of the Company, which is unconditional and absolute, to pay to the holders of the Notes the principal thereof (and premium, if any) and interest thereon, in accordance with the terms of the Notes.

      Section 4.8 Holders of Senior Indebtedness

      These provisions regarding subordination will constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness; such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees under such provisions to the same extent as if they were named therein, and they or any of them may proceed to enforce such subordination and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders have agreed in writing thereto. The holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to any of the Noteholders, without incurring responsibility to the Noteholders and without impairing or releasing the subordination provisions of this Article IV, (i) increase the amount of, change the manner, terms or place of payment of, or renew or alter, any Senior Indebtedness, or otherwise amend, modify, restate or supplement the same, (ii) sell, exchange or release any collateral mortgaged, pledged or otherwise securing the Senior Indebtedness, (iii) release any Person liable in any manner for the Senior Indebtedness and (iv) exercise or refrain from exercising any rights against the Company or any other Person.

      Section 4.9 Trustee Not Fiduciary for Holders of Senior Indebtedness

      The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to holders of Notes or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this
Article IV or otherwise. With respect to the holders of Senior Indebtedness, no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

      Section 4.10 Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights

      The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article IV with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

      Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.6.

      Section 4.11 Proceeds Held in Trust

      In the event that notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise) prohibited by the provisions of Section 4.2 or Section 4.3 shall be received by the Trustee of the holders of the Notes before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their Representative or Representatives, as their respective interests may appear, as calculated by the Company, for application to, or to be held as collateral for, the payment of any Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

      Section 4.12 Blockage of Remedies.

      During any Payment Default or any Payment Blockage Period, if an Event of Default has occurred under this Indenture, neither the Trustee nor any of the holders of the Notes will commence or join with any creditor of the Company or any of its Subsidiaries in asserting or commencing any proceedings to collect or enforce its rights hereunder or take any action to foreclose or realize upon the indebtedness hereunder for a period beginning on the date of such Event of Default and ending on the first to occur of (i) of the date that is 180 days following the date of such Event of Default or (ii) the date such Payment Default is cured, waived or ceases to exist or the date such Payment Blockage Period ends, as the case may be.

      Section 4.13 Prior Notice of Acceleration.

      The holders of the Notes agree, solely for the benefit of the lenders under the Senior Facility, not to declare the unpaid principal amount of any Note to be due and payable pursuant to Section 7.1 unless the Representative of the Senior Facility shall have received not less than five (5) Business Days' prior written notice from the Company, the Trustee or any holder of the Notes of such declaration of acceleration. The Company, forthwith upon receipt of any such declaration of acceleration, shall send a copy thereof to the Representative of the Senior Facility.

                                   ARTICLE V

                       PARTICULAR COVENANTS OF THE COMPANY

      Section 5.1 Payment of Principal, Premium and Interest

      The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes. Liquidated Damages paid pursuant to Section 15.2, if any, shall be paid within ten (10) Business Days of the date from which such liquidated damages accrued pursuant to Section 15.2. Liquidated Damages on the Notes paid pursuant to Section 2(f) of the Registration Rights Agreement, if any, shall be paid at the times and in the manner provided therein. Each installment of interest on the Notes due on any semi-annual Interest Payment Date may be paid by mailing checks for the interest payable to or upon the written order of the holders of Notes entitled thereto as they shall appear on the Note Register, provided that, with respect to any holder of Notes with an aggregate principal amount equal to or in excess of Five Hundred Thousand United States Dollars ($500,000), interest on such holder's Notes shall be paid by wire transfer in immediately available funds in accordance with the wire transfer instructions supplied by such holder from time to time to the Trustee and paying agent (if different from Trustee) at least five (5) Business Days prior to the applicable record date.

      Section 5.2 Maintenance of Office or Agency

      The Company will maintain in Los Angeles, California, an office or agency where the Notes may be presented for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served, which may be the Corporate Trust Office of the Trustee. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

      The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in Los Angeles, California, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

      The Company hereby initially designates the Trustee as paying agent, Note Registrar, Custodian and conversion agent and the office or agency of the Trustee in Los Angeles, California (which initially shall be BNY Western Trust Company, located at 700 S. Flower Street - Suite 500, Los Angeles, CA 90017,
Attention: Corporate Trust Administration, as one such office or agency of the Company for each of the aforesaid purposes.

      So long as the Trustee is the Note Registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 8.10(a) and the third paragraph of Section 8.11.

            Appointments to Fill Vacancies in Trustee's Office

      The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

      Section 5.3 Provisions as to Paying Agent

            (a) If the Company shall appoint a paying agent other than the Trustee or if the Trustee shall appoint such a paying agent, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.4:

                  (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest (including Liquidated Damages, if any) on the Notes (whether such sums have been paid to it by the Company or by any other Person) in trust for the benefit of the holders of the Notes;

                  (2) that it will give the Trustee notice of any failure by the
            Company (or by any other Person) to make any payment of the principal of and premium, if any, or interest (including Liquidated Damages, if any) on the Notes when the same shall be due and payable; and

                  (3) that at any time during the continuance of an Event of
            Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

            The Company shall, on or before each due date of the principal of, premium, if any, or interest on the Notes, deposit with the paying agent a sum sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action, provided that if such deposit is made on the due date, such deposit must be received by the paying agent by 10:00 a.m., New York City time, on such date.

            (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, premium, if any, or interest (including Liquidated Damages, if any) so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or any other Person) to make any payment of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on the Notes when the same shall become due and payable.

            (c) Anything in this Section 5.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 5.4, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

            (d) Anything in this Section 5.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.4 is subject to Sections 13.3 and 13.4.

      Section 5.4 Existence

      Subject to Article XII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

      Section 5.5 Information Requirement

      Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Notes or any Common Stock issued upon conversion thereof, in each case which continue to be Restricted Securities, in connection with any sale thereof and any prospective purchaser of Notes or such Common Stock from such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Notes or such Common Stock and it will take such further action as any holder or beneficial holder of such Notes or such Common Stock may reasonably request in connection with qualification of such sale for exemption from registration under Rule 144A.

      Section 5.6 Stay, Extension and Usury Laws

      The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

      Section 5.7 Compliance Certificate

      The Company shall deliver to the Trustee within one hundred twenty (120) days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2004) an Officer's Certificate, signed by the principal executive, principal financial officer or principal accounting officer of the Company, stating whether or not to the best of such person's knowledge the signers know of any default or Event of Default that occurred during such period. Such Officer's Certificate shall describe in reasonable detail the default or Event of Default, if any, and its status.

      The Company shall deliver to the Trustee, as soon as possible and in any event within three (3) Business Days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officer's Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

      Section 5.8 Further Instruments and Acts

      Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

      .

                                   ARTICLE VI

          NOTEHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

      Section 6.1 Noteholders Lists

      The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semi-annually, not more than fifteen (15) days after each June 1 and December 1 in each year beginning with December 1, 2004 and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Notes as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note Registrar.

      Section 6.2 Preservation and Disclosure of Lists

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section 6.1 or maintained by the Trustee in its capacity as Note Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in
Section 6.1 upon receipt of a new list so furnished.

            (b) The rights of Noteholders to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

            (c) Every Noteholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Notes made pursuant to the Trust Indenture Act.

      Section 6.3 Reports by Trustee

            (a) After this Indenture has been qualified under the Trust Indenture Act, the Trustee shall transmit to holders of Notes such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty (60) days after each May 15 following the date of this Indenture deliver to holders a brief report, dated as of such May 15 which complies with the provisions of such Section 313(a).

            (b) A copy of such report shall, at the time of such transmission to holders of Notes, be filed by the Trustee with each stock exchange and automated quotation system upon which the Notes are listed, if any, and with the Company. The Company will promptly notify the Trustee as soon as practicable when the Notes are listed on any stock exchange or automated quotation system and when any such listing is discontinued.

      Section 6.4 Reports by Company

            (a) After this Indenture has been qualified under the Trust Indenture Act, the Company shall file with the Trustee and the Commission, and transmit to holders of Notes, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within fifteen (15) days after the same is so required to be filed with the Commission.

            (b) During any period in which the Company is not subject to Section 13 or 15(d) under the Exchange Act, the Company will deliver to the Trustee (a) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company (i) a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, shareholders' equity and cash flows for such fiscal year, all reported on by an independent public accountant of nationally recognized standing and (ii) a report containing a management's discussion and analysis of the financial condition and results of operations and a description of the business and properties of the Company and (b) as soon as available and in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Company (i) an unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter and the related consolidated statements of operations, shareholders' equity and cash flows for such fiscal quarter and (ii) a report containing a management's discussion and analysis of the financial condition and results of operations of the Company for such quarter; provided that the foregoing statements and reports shall not be required for any fiscal year or quarter, as the case may be, with respect to which the Company files or expects to file with the Trustee an annual report or quarterly report, as the case may be, pursuant to the preceding paragraph of this Section 6.4. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

                                  ARTICLE VII

                              DEFAULTS AND REMEDIES

      Section 7.1 Events of Default

      In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

            (a) the Company shall default in the payment when due of (i) any installment of interest or Liquidated Damages as provided in Section 15.2 upon any of the Notes, and such default shall continue for thirty (30) calendar days after the due date thereof, (ii) the principal of and premium (including, without limitation, the Additional Conversion Payment or Company Conversion Provisional Payment), if any, on any of the Notes either at maturity or in connection with any conversion, redemption, by declaration or otherwise, or (iii) the Repurchase Price and Additional Repurchase Amount, if any, in respect of any Note on the repurchase date therefor in accordance with the provisions of Article XVI; or

            (b) failure on the part of the Company duly to observe or perform any other of the covenants on the part of the Company in the Notes or in this Indenture (other than default in performance of a covenant that is specifically dealt with elsewhere in this Section) including, without limitation, (i) failure by the Company to deliver shares of Common Stock required to be delivered upon conversion of a Note in accordance with
      Article XV within thirty (30) Business Days of such Conversion Date, or
      (ii) failure on the part of the Company to provide a written notice of a Repurchase Event in accordance with Section 16.2, and the continuance of such failure for a period of thirty (30) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee by the holders of not less than 20% in aggregate principal amount of the outstanding Notes at the time outstanding determined in accordance with Section 9.4; or

            (c) failure on the part of the Company or any Subsidiary to make any payment at maturity, including any applicable grace period, in respect of indebtedness of, or guaranteed or assumed by, the Company or any Subsidiary, in a principal amount then outstanding in excess of Two Million United States Dollars ($2,000,000), and the continuance of such failure for a period of fifteen (15) days after there shall have been given, by registered or certified mail, to the Company by the Trustee (provided, however, that the Trustee will not be deemed to have knowledge of such nonpayment unless either

      (1) a Responsible Officer of the Trustee has actual knowledge of such nonpayment or (2) the Trustee has received written notice thereof from the Company, from any holder of the Notes, from the holder of any such indebtedness or from the trustee under the agreement or instrument relating to such indebtedness) or to the Company and a Responsible Officer of the Trustee by the holders of not less than 20% in aggregate principal amount of the Notes then outstanding, a written notice specifying such default and requiring the Company to cause such default to be cured or waived and stating that such notice is a "Notice of Default" hereunder; or

            (d) default on the part of the Company or any Subsidiary with respect to any Indebtedness of, or guaranteed or assumed by, the Company or any Subsidiary, which default results in the acceleration of indebtedness in a principal amount then outstanding in excess of Two Million United States Dollars ($2,000,000), and such indebtedness shall not have been discharged or such acceleration shall not have been rescinded or annulled for a period of fifteen (15) days after there shall have been given, by registered or certified mail, to the Company by the Trustee (provided, however, that the Trustee will not be deemed to have knowledge of such default unless either (1) a Responsible Officer of the Trustee has actual knowledge of such default or (2) the Trustee has received written notice thereof from the Company, from any holder of the Notes, from the holder of any such Indebtedness or from the trustee under the agreement or instrument relating to such Indebtedness) or to the Company and a Responsible Officer of the Trustee by the holders of not less than 20% in aggregate principal amount of the Notes then outstanding, a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that for a period of five (5) Business Days following the Closing Date (as defined in the Securities Purchase Agreement), this section shall not apply with respect to the default under the Junior Facility (and related cross default under the Senior Facility) as disclosed in the Securities Purchase Agreement that is one of the Transaction Documents; or

            (e) the Company or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

            (f) an involuntary case or other proceeding shall be commenced against the Company or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days; or

            (g) any of the representations or warranties made by the Company herein or in the Transaction Documents shall be false or misleading in any material respect at the time made and such condition (to the extent capable of being cured) shall continue uncured for a period of ten (10) Business Days after there shall have been given, by registered or certified mail, to the Company and a Responsible Officer of the Trustee by the holders of not less than 20% in aggregate principal amount of the Notes then outstanding, a written notice specifying such default and requiring the Company to cause such default to be cured or waived and stating that such notice is a "Notice of Default" hereunder; or

            (h) the Company shall fail to duly observe or perform any of the covenants on the part of the Company in the Transaction Documents (other than the Notes and this Indenture), and such failure shall continue for thirty (30) days after there shall have been given, by registered or certified mail, to the Company and a Responsible Officer of the Trustee by the holders of not less than 20% in aggregate principal amount of the Notes then outstanding, a written notice specifying such default and requiring the Company to cause such default to be cured or waived and stating that such notice is a "Notice of Default" hereunder; or

            (i) unless all the Collateral has been released from the Second Priority Liens in accordance with the provisions of the Security Documents, default by the Company or AII In the performance of the Security Documents, or the occurrence of any event, which adversely affects the enforceability, validity, perfection or priority of the Second Priority Lien on a material portion of the Collateral granted to the Collateral Agent for the benefit of the Trustee and the Holders, the repudiation or disaffirmation by the Company or AII of its material obligations under the Security Documents or the determination in a judicial proceeding that the Security Documents are unenforceable or invalid against the Company or AII for any reason with respect to a material portion of the Collateral (which default, repudiation, disaffirmation or determination is not rescinded, stayed or waived by the Persons having such authority pursuant to the Security Documents or otherwise cured within 60 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of not less than 20% in aggregate principal amount of the Notes then outstanding, a written notice specifying such occurrence and requiring the Company to cause such default to be cured or waived and stating that such notice is a "Notice of Default" hereunder.

then, and in each and every such case (other than an Event of Default specified in Section 7.1(e) or (f) with respect to the Company), unless the principal of all of the Notes shall have already become due and payable, and unless the Event of Default shall have been waived in writing in accordance with the provisions of Section 7.7, either the Trustee or the holders of not less than 20% in aggregate principal amount of the Notes then outstanding hereunder determined in accordance with Section 9.4, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the principal of and premium, if any, on all the Notes and the interest accrued thereon (including Liquidated Damages to the extent accrued and unpaid) to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in
Section 7.1(e) or (f) occurs and is continuing with respect to the Company, the principal of all the Notes and the interest accrued thereon (including Liquidated Damages to the extent accrued and unpaid) shall be immediately due and payable. In addition to the foregoing, upon an Event of Default, the rate of interest on the Notes shall, be increased by five percent (5%) per annum (i.e., from 4.5% to 9.5% per annum), or if less, increased to the maximum interest rate then permitted by applicable law. Any such interest which is not paid when due shall, to the maximum extent permitted by law, accrue interest until paid at the rate from time to time applicable to the interest on the Notes. Notwithstanding the foregoing if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Notes and the principal of and premium, if any, on any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Notes, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 8.6, and if any and all defaults under this Indenture, other than the nonpayment of principal of and premium, if any, and accrued interest on Notes which shall have become due by acceleration, shall have been cured or waived pursuant to
Section 7.7, then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such acceleration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify the Responsible Officer of the Trustee, within three (3) Business Days of becoming aware thereof, of any default or Event of Default and shall deliver to the Trustee a statement specifying such default or Event of Default and the action the Company has taken, is taking or proposes to take with respect thereto.

      In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Notes, and the Trustee shall continue as though no such proceeding had been instituted.

      Section 7.2 Payments of Notes on Default; Suit Therefor

      The Company covenants that (a) in case default shall be made in the payment by the Company of any installment of interest upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of thirty (30) days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall have become due and payable, whether at maturity of the Notes or in connection with any redemption or repurchase, by declaration under this Indenture or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have become due and payable on all such Notes for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith. Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Notes to the registered holders, whether or not the Notes are overdue.

      In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

      In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest (including Liquidated Damages, if any) owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 8.6; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including agents and counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

      All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

      In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

      Section 7.3 Application of Monies Collected by Trustee

      Any monies collected by the Trustee pursuant to this Article VII shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

            First: To the payment of all amounts due the Trustee under Section 8.6;

            Second: To the payment of all Senior Indebtedness to the extent required by Article IV;

            Third: In case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the Persons entitled thereto;

            Fourth: In case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Notes for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes; and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

            Fifth: To the payment of the remainder, if any, to the Company.

      Section 7.4 Proceedings by Noteholder

      Subject to the last two paragraphs of this Section 7.4, no holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 20% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity as may be reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.7; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 7.4, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any holder of any Note to receive payment of the principal of and premium, if any, and interest (including Liquidated Damages to the extent accrued but unpaid) on such Note, on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder.

      Anything in this Indenture or the Notes to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, in his own behalf and for his own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, such holder's rights of conversion as provided herein.

      Section 7.5 Proceedings by Trustee

      If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

      Section 7.6 Remedies Cumulative and Continuing

      Except as provided in the last paragraph of Section 2.6, all powers and remedies given by this Article VII to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein; and, subject to the provisions of Section 7.4, every power and remedy given by this Article VII or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

      Section 7.7 Direction of Proceedings and Waiver of Defaults by Majority of Noteholders

      The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4 shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4 may on behalf of the holders of all of the Notes waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, the Notes when due, (ii) a failure by the Company to convert any Notes into Common Stock or (iii) a default in respect of a covenant or provisions hereof which under Article XI cannot be modified or amended without the consent of all affected holders of Notes then outstanding. Upon any such waiver the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder; said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

      Section 7.8 Notice of Defaults

      The Trustee shall, within ninety (90) days after the Trustee obtains knowledge of the occurrence of a default, mail to all Noteholders, as the names and addresses of such holders appear upon the Note Register, notice of all defaults actually known to a Responsible Officer, unless such defaults shall have been cured or waived before the giving of such notice; and provided that, except in the case of default in the payment of the principal of, or premium, if any, or interest (including Liquidated Damages to the extent accrued but unpaid) on any of the Notes, including without limiting the generality of the foregoing any default in the payment of any Repurchase Price or in the payment of any amount due in connection with any redemption of Notes, then in any such event the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Noteholders.

      Section 7.9 Undertaking to Pay Costs

      All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 7.9 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 20% in principal amount of the Notes at the time outstanding determined in accordance with Section 9.4, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or premium, if any, or interest (including Liquidated Damages to the extent accrued but unpaid) on any Note (including, but not limited to, the redemption price or Repurchase Price with respect to the Notes being redeemed or repurchased as provided in this Indenture) on or after the due date expressed in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article XV.

      Section 7.10 Delay or Omission Not Waiver

      No delay or omission of the Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article VII or by law to the Trustee or to the holders of Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the holders of Notes, as the case may be.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

      Section 8.1 Duties and Responsibilities of Trustee

      The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Trust Indenture Act. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

            (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred:

                  (1) the duties and obligations of the Trustee shall be
            determined solely by the Trust Indenture Act and the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

                  (2) in the absence of bad faith or willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

            (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (c) the Trustee shall not be liable to any Noteholder with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in Section 9.4 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

            (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section.

            None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      Section 8.2 Reliance on Documents, Opinions, Etc.

      Except as otherwise provided in Section 8.1:

            (a) the Trustee may conclusively rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed) and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

            (c) the Trustee may consult with counsel of its selection, and any advice of such counsel or Opinion of Counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel if such counsel was selected with due care;

            (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

            (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its reasonable discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity reasonably satisfactory to the Trustee from the Noteholders against such expenses or liability as a condition to so proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand;

            (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder or under the Security Documents either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder;

            (g) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

            (h) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default or Event of Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture;

            (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

            (j) the Trustee may request that the Company deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

In no event shall the Trustee be liable for any consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

      Section 8.3 No Responsibility for Recitals, Etc.

      The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

      Section 8.4 Trustee, Paying Agents, Conversion Agents or Note Registrar May Own Notes

      The Trustee, any paying agent, any conversion agent or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, paying agent, conversion agent or Note Registrar.

      Section 8.5 Monies to be Held in Trust

      Subject to the provisions of Section 13.4, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed in writing from time to time by the Company and the Trustee.

      Section 8.6 Compensation and Expenses of Trustee

      The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct or bad faith. The Company also covenants to indemnify the Trustee or any predecessor Trustee in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, damages, claims, liability or expense, including taxes (other than those based upon, measured by or determined by the income of the Trustee), incurred without negligence, willful misconduct or bad faith on the part of the Trustee or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim (whether asserted by the Company, a holder or any other Person) of liability in the premises. The obligations of the Company under this
Section 8.6 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien upon all property and funds held or collected by the Trustee as such, except, subject to the effect of Sections 4.3 and 7.5, funds held in trust herewith for the benefit of the holders of particular Notes prior to the date of the accrual of such unpaid compensation or indemnifiable claim. The obligation of the Company under this Section 8.6 shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee. The indemnification provided in this Section 8.6 shall extend to the officers, directors, agents and employees of the Trustee.

      When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.1(e) or (f) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

      Section 8.7 Officer's Certificate as Evidence

      Except as otherwise provided in Section 8.1, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, willful misconduct or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee, and such Officer's Certificate, in the absence of negligence, willful misconduct or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

      Section 8.8 Conflicting Interests of Trustee

      If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

      Section 8.9 Eligibility of Trustee

      There shall at all times be a Trustee hereunder that shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus (together with its corporate parent) of at least Fifty Million United States Dollars ($50,000,000). If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section 8.9, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

      Section 8.10 Resignation or Removal of Trustee

            (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of Notes at their addresses as they shall appear on the Note Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment sixty (60) days after the mailing of such notice of resignation to the Noteholders, the resigning Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor trustee, or any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, subject to the provisions of Section 7.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

            (b) In case at any time any of the following shall occur:

                  (1) the Trustee shall fail to comply with Section 8.8 within a reasonable time after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six months, or

                  (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.9 and shall fail to resign after written request therefor by the Company or by any such Noteholder, or

                  (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may by a Board Resolution remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.9, any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

            (c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless within ten (10) days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Noteholder, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may, at the expense of the Company, petition any court of competent jurisdiction for an appointment of a successor trustee.

            (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

            (e) If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.


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
      Section 8.11 Acceptance by Successor Trustee

      Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.6, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 8.6.

      No successor trustee shall accept appointment as provided in this Section
8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.8 and be eligible under the provisions of Section 8.9.

      Upon acceptance of appointment by a successor trustee as provided in this
Section 8.11, the Company shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note Register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

      Section 8.12 Succession by Merger, Etc.

      Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee such corporation shall be qualified under the provisions of Section 8.8 and eligible under the provisions of Section 8.9.

      In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

      Section 8.13 Limitation on Rights of Trustee as Creditor

      If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

                                   ARTICLE IX

                           CONCERNING THE NOTEHOLDERS

      Section 9.1 Action by Noteholders

      Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article X, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen (15) days prior to the date of commencement of solicitation of such action.

      Section 9.2 Proof of Execution by Noteholders

      Subject to the provisions of Sections 8.1, 8.2 and 10.5, proof of the execution of any instrument by a Noteholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note Register or by a certificate of the Note Registrar. The record of any Noteholders' meeting shall be proved in the manner provided in Section 10.6.


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
      Section 9.3 Who Are Deemed Absolute Owners

      The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note Registrar may deem the Person in whose name such Note shall be registered upon the Note Register to be, and may treat him as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest (including Liquidated Damages to the extent accrued but unpaid) on such Note, for conversion of such Note and for all other purposes; and neither the Company nor the Trustee nor any authenticating agent nor any paying agent nor any conversion agent nor any Note Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

      Section 9.4 Company-Owned Notes Disregarded

      In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes that are owned by the Company or any other obligor on the Notes or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes which a Responsible Officer actually knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons; and, subject to
Section 8.1, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes listed therein are not outstanding for the purpose of any such determination.

      Section 9.5 Revocation of Consents; Future Holders Bound

      At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.2, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

                                   ARTICLE X

                              NOTEHOLDERS' MEETINGS

      Section 10.1 Purpose of Meetings

      A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this Article X for any of the following purposes:

            (1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article VII;

            (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VIII;

            (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2;

            (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law; or

            (5) to take any other action authorized by this Indenture or under applicable law.

      Section 10.2 Call of Meetings by Trustee

      The Trustee may at any time call a meeting of Noteholders to take any action specified in Section 10.1, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.1, shall be mailed to holders of Notes at their addresses as they shall appear on the Note Register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

      Any meeting of Noteholders shall be valid without notice if the holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

      Section 10.3 Call of Meetings by Company or Noteholders

      In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 10.1, by mailing notice thereof as provided in Section 10.2.

      Section 10.4 Qualifications for Voting

      To be entitled to vote at any meeting of Noteholders a Person shall (a) be a holder of one or more Notes on the record date pertaining to such meeting or
(b) be a Person appointed by an instrument in writing as proxy by a holder of one or more Notes. The only Persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

      Section 10.5 Regulations

      Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

      The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 10.3, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

      Subject to the provisions of Section 9.4, at any meeting each Noteholder or proxyholder shall be entitled to one vote for each One Thousand United States Dollars ($1,000) principal amount of Notes held or represented by such Noteholder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 10.2 or 10.3 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

      Section 10.6 Voting

      The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the holders of Notes or of their representatives by proxy and the principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.2. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

      Any record so signed and verified shall be conclusive evidence of the matters therein stated.

      Section 10.7 No Delay of Rights by Meeting

      Nothing contained in this Article X shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or implicitly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

                                   ARTICLE XI

                       AMENDMENTS; SUPPLEMENTAL INDENTURES

      Section 11.1 Amendments; Supplemental Indentures without Consent of Noteholders

      The Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time amend or supplement this Indenture and the Security Documents or the Notes without notice to or the consent of any Holder for one or more of the following purposes:

            (a) to make provision with respect to the conversion rights of the holders of Notes pursuant to the requirements of Section 15.6;

            (b) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;

            (c) to evidence the succession of another corporation, limited liability company, partnership or trust to the Company, or successive successions, and the assumption by the successor corporation, limited liability company, partnership or trust of the covenants, agreements and obligations of the Company pursuant to Article XII;

            (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the holders of Notes, including without limitation any reduction of the Conversion Price, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

            (e) to provide for the issuance under this Indenture of Notes in coupon form (including Notes registrable as to principal only) and to provide for exchangeability of such Notes with the Notes issued hereunder in fully registered form and to make all appropriate changes for such purpose;

            (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not adversely affect the interests of the holders of the Notes;

            (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

            (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualifications of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted.

            (i) add any additional assets as Collateral; or

            (j) release Collateral from the Liens under this Indenture and the Security Documents when permitted or required by this Indenture or the Security Documents and to otherwise give effect to Section 17.3.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder; provided, however, the Trustee shall not be obligated to and may, in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Any amendment or supplemental indenture authorized by the provisions of this Section 11.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 11.2.

      Section 11.2 Amendments; Supplemental Indentures with Consent of
Noteholders

      With the consent (evidenced as provided in Article IX) of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding (determined in accordance with Section 9.4), the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time amend or supplement, the Notes, the Security Documents or this Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such amendment or supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption or repurchase thereof, impair, or change in any respect adverse to the holder of Notes, the obligation of the Company to repurchase any Note at the option of the holder upon the happening of a Repurchase Event, or impair or adversely affect the right of any Noteholder to institute suit for the payment thereof, or change the currency in which the Notes are payable, or impair or change in any respect adverse to the Noteholders the right to convert the Notes into Common Stock subject to the terms set forth herein, including Section 15.6, without the consent of the holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, or modify this paragraph, without the consent of the holders of all Notes then outstanding; provided, further, however, that any amendment or supplemental indenture that disproportionately affects the rights of a Noteholder or a class of Noteholder shall require the prior consent of such Noteholder or the prior consent of Noteholders holding a majority of the principal amount of Notes then held by such class, as applicable.

      Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such amendment or supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such amendment or supplemental indenture unless such amendment or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in is discretion, but shall not be obligated to, enter into such amendment or supplemental indenture.

      It shall not be necessary for the consent of the Noteholders under this
Section 11.2 to approve the particular form of any proposed amendment or supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

      Section 11.3 Effect of Amendments and Supplemental Indentures

      Any amendment or supplemental indenture executed pursuant to the provisions of this Article XI shall comply with the Trust Indenture Act, as then in effect; provided that this Section 11.3 shall not require such amendment or supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgement by any party to such amendment or supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any amendment or supplemental indenture pursuant to the provisions of this Article XI, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      Section 11.4 Notation on Notes

      Notes authenticated and delivered after the execution of any amendment or supplemental indenture pursuant to the provisions of this Article XI may bear a notation in form approved by the Trustee as to any matter provided for in such amendment or supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such amendment or supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 18.10) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

      Section 11.5 Evidence of Compliance of Amendment or Supplemental Indenture to be Furnished to Trustee

      The Trustee, subject to the provisions of Sections 8.1 and 8.2, shall receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any amendment or supplemental indenture executed pursuant hereto complies with the requirements of this Article XI.

                                   ARTICLE XII

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

      Section 12.1 Company May Consolidate, Etc.

      The Company shall not, directly or indirectly, consolidate with or merge with or into any other Person or sell, lease, convey or transfer all or substantially all its assets, whether in a single transaction or a series of related transactions, to any Person or group of affiliated Persons unless:

            (a) either (i) in the case of a merger or consolidation that does not involve a transfer of all or substantially all of the Company's properties and assets, the Company is the surviving entity or (ii) in case the Company shall consolidate with or merge into another Person or sell, lease, convey or transfer all or substantially all of its properties and assets, whether in a single transaction or a series of related transactions, to any Person, the Person formed by such consolidation or into which the Company is merged, or the Person which acquires by sale, conveyance or transfer, or which leases the properties and assets of the Company substantially as an entirety, shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest (including Liquidated Damages, if any) on all of the Notes as applicable, and the performance or observance of every covenant of this Indenture and the Security Documents on the part of the Company to be performed or observed and shall have provided for the applicable conversion rights set forth in Section 15.6 and the repurchase rights set forth in Article XVI;

            (b) immediately after giving effect to such transaction, no Event of Default, and no event that after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

            (c) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article XII and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required under Article IX.

      Section 12.2 Successor Entity to be Substituted

      In case of any such consolidation, merger, sale, conveyance or lease in accordance with Section 12.1, and, where required in accordance with Section 12.1(a) upon the assumption by the successor entity, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest (including Liquidated Damages, if any) on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of Rockford Corporation any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor entity instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes which such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or lease, the Person named as the "Company" in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article XII may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

      In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

      Section 12.3 Opinion of Counsel to be Given Trustee

      The Trustee, subject to Sections 8.1 and 8.2, shall receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article XII.

                                  ARTICLE XIII

                     SATISFACTION AND DISCHARGE OF INDENTURE

      Section 13.1 Discharge of Indenture

      When (a) the Company shall deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes that have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption of all of the Notes (other than any Notes which shall have been mutilated, destroyed, lost or stolen and in lieu

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of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest (including Liquidated Damages, if any) due or to become due to such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Notes, (ii) rights hereunder of Noteholders to receive payments of principal of and premium, if any, and interest on, the Notes and the other rights, duties and obligations of Noteholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company accompanied by an Officer's Certificate and an Opinion of Counsel as required by Section 18.5 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

      Section 13.2 Deposited Monies to be Held in Trust by Trustee

      Subject to Section 13.4, all monies deposited with the Trustee pursuant to
Section 13.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

      Section 13.3 Paying Agent to Repay Monies Held

      Upon the satisfaction and discharge of this Indenture, all monies then held by any paying agent of the Notes (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

      Section 13.4 Return of Unclaimed Monies

      Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Notes and not applied but remaining unclaimed by the holders of Notes for two (2) years after the date upon which the principal of, premium, if any, or interest (including Liquidated Damages, if any) on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on written demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Notes shall thereafter look only to the Company for any payment which such holder may be entitled to collect unless an applicable abandoned property law designates another Person.


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

      Section 13.5 Reinstatement

      If (i) the Trustee or the paying agent is unable to apply any money in accordance with Section 13.2 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application and (ii) the holders of at least a majority in principal amount of the then outstanding Notes so request by written notice to the Trustee, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 13.1 until such time as the Trustee or the paying agent is permitted to apply all such money in accordance with Section 13.2; provided, however, that if the Company makes any payment of interest on or principal of any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Notes to receive such payment from the money held by the Trustee or paying agent.

                                   ARTICLE XIV

                           NO RECOURSE AGAINST OTHERS

      Section 14.1 Indenture and Notes Solely Corporate Obligations

      No direct or indirect partner, employee, incorporator, shareholder, director or officer, as such, past, present or future of the Company or any successor corporation or any Subsidiary or any of the Company's Affiliates, shall have any personal liability in respect of the obligations of the Company under the Notes or this Indenture by reason of his, her or its status as such partner, employee, incorporator, shareholder, director or officer. Each Noteholder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

                                   ARTICLE XV

                               CONVERSION OF NOTES

      Section 15.1 Right to Convert

      Subject to and upon compliance with the provisions of this Indenture, the holder of any Note shall have the right, at the holder's option, at any time following the date of original issuance of the Notes and prior to the close of business on June 10, 2009 (except that, with respect to any Note or portion of a Note that shall be called for redemption, such right shall terminate, except as provided in the fifth paragraph of Section 15.2 and Section 3.4, at the close of business on the last Business Day prior to the date fixed for redemption of such Note or portion of a Note unless the Company shall default in payment due upon redemption thereof), to convert the principal amount of any such Note, or any portion of such principal amount which is One Thousand United States Dollars ($1,000) or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Note or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Note so to be converted in whole or in part in the manner provided in Section
15.2. If a Conversion Notice (as defined below) is delivered prior to June 10, 2007 and within ninety (90) days following a Repurchase Event, the Company shall make an additional payment in cash to each holder of Notes with respect to the Notes converted, in an amount equal to $135 per each One Thousand United States Dollars ($1,000) principal amount of the Note (the "Additional Conversion Payment"), less the amount of any interest actually paid on the Note prior to the repurchase date (and, if the Note is converted between a record date and the next Interest Payment Date, less interest payable on each One Thousand United States Dollars ($1,000) principal amount of the Note on such next Interest Payment Date). A holder of Notes is not entitled to any rights of a holder of Common Stock until such holder has converted his Notes to Common Stock, and only to the extent such Notes are deemed to have been converted to Common Stock under this Article XV. A Note with respect to which a holder has delivered a notice in accordance with Section 16.2 regarding such holder's election to require the Company to repurchase such holder's Notes following the occurrence of a Repurchase Event may be converted in accordance with this Article XV only if such holder withdraws such repurchase notice by delivering a written notice of withdrawal to the Company prior to the close of business on the last Business Day prior to the day fixed for repurchase.

      Section 15.2 Exercise of Conversion Privilege; Issuance of Common Stock on Conversion

      In order to exercise the conversion privilege with respect to any Definitive Note, the holder of such Definitive Note then registered on the books of the Company shall (i) deliver a written notice, in the form of the conversion notice attached hereto as Exhibit B, or a facsimile thereof (the "Conversion Notice"), to the Trustee, the Company (with a copy to the Company's legal counsel) and the transfer agent at Equiserve Trust Company, N.A., 1 North State Street, 11th Floor, Chicago, Illinois 60602, telephone (312) 499-7032, facsimile
(312) 499-7065, Attention: Tammie Marshall, of such holder's election to convert, which notice shall specify that all of such Note shall be converted or the portion thereof to be converted (which shall be One Thousand United States Dollars ($1,000) or an integral multiple thereof) and the name or names (with address) in which the shares of Common Stock which shall be issuable on such conversion shall be issued, (ii) if such Note or portion thereof is surrendered for conversion during the period from the close of business on the Business Day preceding the record date for any Interest Payment Date through the close of business on the Business Day next preceding such Interest Payment Date, pay by wire transfer of immediately available funds or other method acceptable to the Company, an amount equal to the interest otherwise payable on such Interest Payment Date on the principal amount being converted (unless such Note or portion thereof being converted shall have been called for redemption pursuant to a redemption notice mailed to the Noteholders in accordance with Section 3.2 or shall have become due prior to such Interest Payment Date as a result of a Repurchase Event); provided, however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Notes, (iii) pay by wire transfer of immediately available funds or other method acceptable to the Company the transfer taxes, if any, required pursuant to Section 15.7, and (iv) surrender the Definitive Note to be converted in whole or in part to a common carrier for overnight delivery to the Company as soon as practicable following such date (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to the Definitive
Note in the case of its loss, theft or destruction). Anything herein to the contrary notwithstanding, in the case of Global Securities, conversion notices may be delivered and a Participant's interest in a Global Note may be surrendered for conversion in accordance with the Applicable Procedures as in effect from time to time. Each Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Note, be duly endorsed by, or be accompanied by instruments of transfer (including a broker's letter regarding compliance with the prospectus delivery requirement, if applicable) in form satisfactory to the Company duly executed by, the holder or his duly authorized attorney.

      The Company shall use its best efforts to, within three (3) Business Days after the Conversion Date (as defined below) with respect to any Note, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted)
(a)(i) in the case of a public resale of the Common Stock issuable upon such conversion, at the holder's request, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company through its Deposit Withdrawal Agent Commission system or (ii) issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of full shares of Common Stock to which the holder shall be entitled upon such conversion, and (b) deliver to such holder a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 15.4 and the Additional Conversion Payment, if any (which payment, if any, shall be paid no later than five (5) Business Days after the Conversion Date). In case any Note of a denomination greater than One Thousand United States Dollars ($1,000) shall be surrendered for partial conversion, and subject to Section 2.3, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

      Subject to Article IV, if the Company shall not have delivered the number of shares of Common Stock issued upon conversion of Notes by any holder within five (5) Business Days after the Conversion Date with respect to such Notes, the Company shall pay Liquidated Damages to such holder at the rate of one-half percent (0.5%) per month of the outstanding principal amount of Notes so converted by such holder.

      The conversion shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth above in this Section 15.2 have been satisfied as to such Note (or portion thereof) (such date, the "Conversion Date"), and the Person in whose name any shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Conversion Date the holder of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall be surrendered. For purposes of determining satisfaction of the requirement set forth above with respect to the Conversion Date for any Note, any facsimile required to be sent shall be deemed to have been sent on a given day if such facsimile was received before 1:00 p.m., New York City time, on such date, to the number listed above (unless a different number is specified in a notice filed with the Trustee and mailed by the Trustee, at the Company's expense, to each holder of the Notes at such holder's address appearing in the Note Register, as provided for in Section 2.5 of this Indenture) and a confirmation of transmission of such facsimile is obtained.

      The Company shall pay in cash, on any Note or portion thereof surrendered for conversion during the period from the close of business on any Interest Payment Date to which interest has been fully paid through the close of business on the Business Day preceding the record date for the next such Interest Payment Date, accrued and unpaid interest, if any, on the Note or portion thereof surrendered for conversion to, but excluding, the date of conversion, and Liquidated Damages, if any. Subject to Article IV, any such payment of interest shall be made with respect to such Note within ten (10) Business Days after the Conversion Date. Notwithstanding the foregoing, any Note or portion thereof surrendered for conversion during the period from the close of business on the record date for any Interest Payment Date through the close of business on the Business Day next preceding such Interest Payment Date shall (unless such Note or portion thereof being converted shall have been called for redemption pursuant to a redemption notice mailed to the Noteholders in accordance with
Section 3.2 or shall have become due prior to such Interest Payment Date as a result of a Repurchase Event) be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided, however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Notes. Nothing in this Section 15.2 shall affect the right of a holder in whose name any Note is registered at the close of business on a record date to receive the interest payable on such Note on the related Interest Payment Date in accordance with the terms of this Indenture and the Note. Except as provided in this Section 15.2, no adjustment shall be made for interest accrued on any Note converted or for dividends on any shares issued upon the conversion of such Note as provided in this Article.

      Section 15.3 Company Right to Force Automatic Conversion

      The Company may, at its option, automatically convert all or a portion of the Notes (an "Automatic Conversion") at any time prior to June 10, 2007 if the Closing Price (as defined in Section 15.6(e)) per share of the Common Stock has exceeded two hundred and twenty five percent (225%) of the Conversion Price then in effect for at least fifteen (15) Trading Days within a period of twenty (20) consecutive Trading Days ending five (5) Trading Days prior to the date the Automatic Conversion Notice (defined below) specifying the date (the "Automatic Conversion Date") on which an Automatic Conversion will become effective is sent to all holders of Notes, provided that either (x) a registration statement covering the resale of the Conversion Shares is effective and available for use from the date of the Automatic Conversion Notice (as defined below) through and including the earlier of the Automatic Conversion Date or the last date on which the registration statement is required to be kept effective under the terms of the Registration Rights Agreement, or (y) the Conversion Shares issuable upon the Automatic

Conversion may be sold pursuant to Rule 144 under the Securities Act. Subject to
Article IV, if the Automatic Conversion Date is prior to June 10, 2007, the Company shall make an additional payment in cash to each holder of Notes with respect to the Notes converted, in an amount equal to $135 per each One Thousand United States Dollars ($1,000) principal amount of the Note (the "Company Conversion Provisional Payment"), less the amount of any interest actually paid on the Note prior to the Automatic Conversion Date (and, if the Note is converted between a record date and the next Interest Payment Date, less interest payable on each One Thousand United States Dollars ($1,000) principal amount of the Note on such next Interest Payment Date).

      Unless the Company shall have theretofore called for redemption all of the Notes then outstanding, if the Company elects to convert all or a portion of the Notes pursuant to this Section 15.3, the Company, or at its request (which must be received by the Trustee at least five (5) Business Days prior to the date the Trustee is requested to give notice as described below unless a shorter period is agreed to by the Trustee), the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice (the "Automatic Conversion Notice") of the Automatic Conversion not more than thirty (30) days but not less than five (5) days before the Automatic Conversion Date to such holders at their last addresses as they shall appear upon the Notes Register. Such notice shall be irrevocable. Notice shall be mailed by first class mail. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure to duly give such notice to the holder of any Notes designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the automatic conversion of any other Notes.

      Each Automatic Conversion Notice shall state:

            (a) The Automatic Conversion Date,

            (b) the CUSIP number(s) of the Note(s) to be automatically converted,

            (c) The place or places where such Notes are to be surrendered for conversion, and

            (d) The Conversion Price then in effect.

      In case the Notes are to be converted in part only, the Automatic Conversion Notice shall state the portion of the principal amount thereof to be converted and shall state that on and after the Automatic Conversion Date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unconverted portion thereof will be issued.

      If any of the foregoing provisions or other provisions of this Section are inconsistent with applicable law, such law shall govern.

      In the event of an Automatic Conversion, the Company shall issue and deliver a certificate or certificates for the number of full shares of Common Stock issuable upon conversion of the Notes or, at the holder's request, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's balance account with the

Depositary through its Deposit Withdrawal Agent Commission system, along with
(i) any cash in respect of any fractional shares of Common Stock otherwise issuable upon conversion (as provided in Section 15.4), and (ii) the Company Conversion Provisional Payment, if any, for payment to the holder as promptly after the Automatic Conversion Date as practicable in accordance with the provisions of this Section 15.3.

      All Notes subject to the Automatic Conversion shall be delivered to the Company to be canceled. Failure to deliver such Notes shall not affect their automatic cancellation.

      Section 15.4 Cash Payments in Lieu of Fractional Shares

      No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered for conversion. If any fractional share of stock otherwise would be issuable upon the conversion of any Note or Notes, the Company shall calculate and pay a cash adjustment in lieu of such fractional share at the current market value thereof to the holder of Notes. For purposes of this Section 15.4, the current market value of a share of Common Stock shall be the Closing Price (determined as provided in Section 15.6(e)) on the first Trading Day immediately preceding the day on which the Notes (or specified portions thereof) are deemed to have been converted.

      Section 15.5 Conversion Price

      The conversion price shall be as specified in the form of Note (herein called the "Conversion Price") attached as Exhibit A hereto, subject to adjustment as provided in this Article XV.

      Section 15.6 Adjustment of Conversion Price

      The Conversion Price shall be adjusted from time to time by the Company as follows:

            (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date (as defined in Section 15.6(e)) fixed for such determination and (ii) the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction in the Conversion Price to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 15.6(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

            (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

            (c) In case the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Section 15.6(e)) on the Record Date fixed for the determination of shareholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction of which (i) the numerator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares that the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price, and of which (ii) the denominator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of shareholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors.

            (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 15.6(a) applies) or evidences of its indebtedness or other assets (including securities, but excluding (1) any rights or warrants referred to in Section 15.6(c) and (2) dividends and distributions paid exclusively in cash

      (except as set forth in Section 15.6(e), (the foregoing hereinafter in this Section 15.6(d) called the "Additional Securities")), unless the Company elects to reserve such Additional Securities for distribution to the Noteholders upon conversion of the Notes so that any such holder converting Notes will receive upon such conversion, in addition to the shares of Common Stock to which such holder is entitled, the amount and kind of such Additional Securities which such holder would have received if such holder had converted its Notes into Common Stock immediately prior to the Record Date (as defined in Section 15.6(e)) for such distribution of the Additional Securities then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction of which (i) the numerator shall be the Current Market Price (determined as provided in Section 15.6(e)) on such date less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the Additional Securities so distributed applicable to one share of Common Stock and (ii) the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; provided, however, that in the event the then fair market value (as so determined) of the portion of the Additional Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion of a Note (or any portion thereof) the amount of Common Stock such holder would have received had such holder converted such Note (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 15.6(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the Current Market Price pursuant to Section 15.6(e) to the extent possible, unless the Board of Directors in a Board Resolution determines in good faith that determining the fair market value during the Reference Period would not be in the best interest of the Noteholder.

            In the event that the Company implements a new shareholder rights plan, such rights plan shall provide that upon conversion of the Notes the holders will receive, in addition to the Common Stock issuable upon such conversion, the rights issued under such rights plan as if the holders had converted the Notes prior to implementing the rights plan and notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of conversion. Any distribution of rights or warrants pursuant to a shareholder rights plan complying with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights or warrants for the purposes of this Section 15.6(d).

            Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 15.6(d) (and no adjustment to the Conversion Price under this Section 15.6(d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitles the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 15.6(d), (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

            For purposes of this Section 15.6(d) and Sections 15.6(a) and (c), any dividend or distribution to which this Section 15.6(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 15.6(a) or 15.6(c) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which Section 15.6(c) applies (and any Conversion Price reduction required by this Section 15.6(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 15.6(a) and (c) with respect to such dividend or distribution shall then be made, except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution", "Record Date fixed for such determination" and "Record Date" within the meaning of Section 15.6(a) and as "the date fixed for the determination of shareholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the shareholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of Section 15.6(c) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 15.6(a).

            In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 15.7 applies or as part of a distribution referred to in Section 15.6), then immediately after the close of business on the Record Date for the distribution, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of (x) such combined amount and (y) the number of shares of Common Stock outstanding on the Record Date and (ii) the denominator of which shall be equal to the Current Market Price on such date; provided, however, that in the event the portion of the cash so distributed applicable to one (1) share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder shall have the right to receive upon conversion of a Note (or any portion thereof) the amount of cash such holder would have received had such holder converted such Note (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

            (e) For purposes of this Section 15.6, the following terms shall have the meaning indicated:

                  (1) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the Nasdaq National Market or New York Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such National Market or Exchange, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution.

                  (2) "Current Market Price" shall mean the average of the daily
            Closing Prices per share of Common Stock for the ten (10) consecutive Trading Days immediately prior to the date in question; provided, however, that
            (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.6(a), (b), (c) or (d) occurs during such ten (10) consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.6(a), (b), (c) or (d) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined in good faith by the Company's Board of Directors in a manner consistent with any determination of such value for purposes of Section 15.6(d), whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 15.6, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section
            15.6 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

                  (3) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

                  (4) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                  (5) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or such other national security exchange, as applicable, is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, a Business Day.

            (f) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 15.6(a), (b), (c) or (d), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

            (g) To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive and described in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the holder of each Note at his last address appearing on the Note Register provided for in Section
      2.5 a notice of the reduction at least five (5) days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

            (h) No adjustment in the Conversion Price shall be required under this Section 15.6 unless such adjustment would require an increase or decrease of at least one percent (1%) in such price; provided, however, that any adjustments which by reason of this Section 15.6 (h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XV shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value or no par value of the Common Stock.

            (i) Subject to Section 15.6(f), whenever the Conversion Price is adjusted as provided in this Section 15.6, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officer's Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holder of each Note at his last address appearing on the Note Register provided for in Section 2.5, within twenty

      (20) days of the effective date of such adjustment. Failure to deliver such notice shall not effect the legality or validity of any such adjustment.

            (j) In any case in which this Section 15.6 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Note converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 15.4.

            (k) For purposes of this Section 15.6, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

      Section 15.7 Effect of Reclassification, Consolidation, Merger or Sale

      Subject to the provisions of Article XVI, if any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (other than as a result of a change in name, a change in par value or a change in the jurisdiction of incorporation), (iii) any statutory exchange as a result of which holders of Common Stock generally shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (such transaction, a "Statutory Exchange"), or (iv) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that such Note shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Notes (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Notes) immediately prior to such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, that holders of Common Stock who were entitled to vote or consent to such transaction had as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, combination, Statutory Exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, combination, Statutory Exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 15.7 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, combination, Statutory Exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XV. If, in the case of any such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock include shares of stock or other securities and assets of a Person other than the successor or purchasing Person, as the case may be, in such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance, then such supplemental indenture shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the holders of the Notes as the Company's Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the repurchase rights set forth in Article XVI herein.

      The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Notes, at his address appearing on the Note Register provided for in Section 2.5 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

      The above provisions of this Section 15.7 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

      If this Section 15.7 applies to any event or occurrence, Section 15.6 shall not apply.

      Section 15.8 Taxes on Shares Issued

      The issue of stock certificates on conversions of Notes shall be made without charge to the converting Noteholder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      Section 15.9 Reservation of Shares; Shares to be Fully Paid; Listing of Common Stock

      The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, reserved for the purpose of issuance, no less than one hundred five percent (105%) of the number of shares of Common Stock needed to provide for the issuance of Common Stock upon conversion of all of the Notes and upon exercise of all the Warrants without regard to any limitations on conversions or exercise.

      The Company will not, by amendment of its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock issuable upon conversion of the Notes above the Conversion Price then in effect, (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon conversion of the Notes and (iii) will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issuable after the conversion of all of the Notes and exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's articles of incorporation and available for the purpose of issue upon such exercise.

      The Company covenants that all shares of Common Stock issued upon conversion of Notes will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

      The Company is obligated to register the Notes and the shares of Common Stock issuable upon conversion of the Notes for resale under the Securities Act pursuant to the Registration Rights Agreement. The Notes and the shares of Common Stock issuable upon conversion of the Notes shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement). Each holder of Notes shall be entitled to all of the benefits afforded to a holder of Registrable Securities under the Registration Rights Agreement and such holder, by its acceptance of a Note, agrees and shall agree to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Securities.

      The Company shall use commercially reasonable efforts to promptly secure the listing of the shares of Common Stock issuable upon conversion of a Note upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon conversion of such Note) and shall use commercially reasonable efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the conversion of all then outstanding Notes; and the Company shall use commercially reasonable efforts to list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon conversion of the Notes if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 15.9.

      Section 15.10 Responsibility of Trustee

      The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any holder of Notes to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other conversion agent make no representations with respect thereto. Subject to the provisions of Section 8.1, neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine whether a supplemental indenture need be entered into under Section 15.7 or the correctness of any provisions contained in any supplemental indenture entered into pursuant to such section relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the conversion of their Notes after any event referred to in such Section 15.7 or to any adjustment to be made with respect thereto, but, subject to the provisions of
Section 8.1, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officer's Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

      Section 15.11 Notice to Holders Prior to Certain Actions

      In case:

            (a) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

            (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

            (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

            (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Notes at his address appearing on the Note Register, provided for in
Section 2.5 of this Indenture, as promptly as possible but in any event at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

      Section 15.12 Holder Not Deemed a Shareholder

      Except as otherwise specifically provided herein, prior to a Noteholder's receipt of Common Stock upon conversion of a Note, the Noteholder shall not be entitled, as such, to any rights of a shareholder of the Company, including, without limitation, the right to vote or to consent to any action of the shareholders of the Company, to receive dividends or other distributions, to exercise any preemptive right or to receive dividends or other distributions, or to receive any notice of meetings of shareholders of the Company, and shall not be entitled to receive any notice of any proceedings of the Company. In addition, nothing contained in this Indenture shall be construed as imposing any liabilities on such holder to purchase any securities (upon conversion of a Note or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

                                   ARTICLE XVI

                       REPURCHASE UPON A REPURCHASE EVENT

      Section 16.1 Repurchase Right

      If, at any time prior to June 10, 2009 there shall occur a Repurchase Event (as defined in Section 16.3), then each holder shall have the right, at such holder's option, to require the Company to repurchase all of such holder's Notes, or any portion thereof (in principal amounts of One Thousand United States Dollars ($1,000) or integral multiples thereof), on the date (the "repurchase date") that is forty (40) calendar days after the date of the Company Notice (as defined in Section 16.2(a) below) of such Repurchase Event (or, if such 40th day is not a Business Day, the next succeeding Business Day). If the Repurchase Event occurs (i) prior to or on June 10, 2006, such repurchase shall be made in cash at a price equal to one hundred and fifteen percent (115%) of the principal amount of Notes such holder elects to require the Company to repurchase, (ii) after June 10, 2006 but prior to or on June 10, 2008, such repurchase shall be made in cash at a price equal to 110% of the principal amount of Notes such holder elects to require the Company to repurchase and (iii) after June 10, 2008, but prior to or on June 10, 2009, such repurchase shall be made in cash at a price equal to 105% of the principal amount of Notes such holder elects to require the Company to repurchase, together, in each case, with accrued interest, if any, to the applicable repurchase date (the "Repurchase Price"). If the repurchase date is prior to June 10, 2007, the Company shall make an additional payment in cash to each holder of Notes with respect to the Notes repurchased, in an amount equal to $135 per each One Thousand United States Dollars ($1,000) principal amount of the Note (the "Additional Repurchase Payment"), less the amount of any interest actually paid on the Note prior to the repurchase date (and, if the Note is repurchased between a record date and the next Interest Payment Date, less interest payable on each One Thousand United States Dollars ($1,000) principal amount of the Note on such next Interest Payment Date). Notwithstanding anything in this Article XVI to the contrary, if a redemption date pursuant to Article III shall occur prior to any repurchase date established pursuant to a Company Notice under Section 16.2, provided that the Company shall have deposited or set aside an amount of money sufficient to redeem such Notes as set forth in Section 3.2 on or before such repurchase date, all such Notes shall be redeemed pursuant to Article III and the repurchase rights hereunder shall have no effect.

      Section 16.2 Notices; Method of Exercising Repurchase Right, Etc.

            (a) Unless the Company shall have theretofore called for redemption all of the outstanding Notes and deposited or set aside an amount of money sufficient to redeem such Notes on the redemption date as set forth in
      Section 3.2, on or before the tenth (10th) calendar day following the occurrence of a Repurchase Event, the Company or, at the written request of the Company, the Trustee, shall mail to all holders of record of the Notes a notice (the "Company Notice") in the form as prepared by the Company of the occurrence of the Repurchase Event and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee. The Company Notice shall contain the following information:

                  (1) a brief description of the Repurchase Event;

                  (2) the repurchase date;

                  (3) the CUSIP number(s) of the Note(s) subject to the
            repurchase right;

                  (4) the date by which the repurchase right must be exercised;

                  (5) the last date by which the election to require repurchase, if submitted, must be revoked;

                  (6) the Repurchase Price and the Additional Repurchase Amount,
            if any;

                  (7) a description of the procedure which a holder must follow to exercise a repurchase right; and

                  (8) the Conversion Price then in effect, the date on which the right to convert the principal amount of the Notes to be repurchased will terminate and the place or places where Notes may be surrendered for conversion.

      No failure of the Company to give the foregoing notices or defect therein shall limit any holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Notes.

      If any of the foregoing provisions are inconsistent with applicable law, such law shall govern.

            (b) To exercise a repurchase right, a holder shall deliver to the Trustee on or before the close of business on the thirty-fifth (35th) day after the Company Notice was mailed (i) written notice to the Company (or agent designated by the Company for such purpose) of the holder's exercise of such right in substantially the form attached hereto as Exhibit C (the "Repurchase Notice"), which Repurchase Notice shall set forth the name of the holder, the principal amount of the Notes to be repurchased, a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Notes with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Election of repurchase by a holder shall be revocable at any time prior to, but excluding, the repurchase date, by delivering written notice to that effect to the Trustee prior to the close of business on the Business Day prior to the repurchase date.

            (c) If the Company fails to repurchase on the repurchase date any Notes (or portions thereof) as to which the repurchase right has been properly exercised, then the principal of such Notes shall, until paid, bear interest to the extent permitted by applicable law from the repurchase date at the rate borne by the Note and each such Note shall be convertible into Common Stock in accordance with this Indenture (without giving effect to Section 16.2(b)) until the principal of such Note shall have been paid or duly provided for.

            (d) Any Note that is to be repurchased only in part shall be surrendered to the Trustee duly endorsed for transfer to the Company and accompanied by appropriate evidence of genuineness and authority satisfactory to the Company and the Trustee duly executed by, the holder thereof (or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the holder of such Note without service charge, a new Note or Notes, containing identical terms and conditions, of any authorized denomination as requested by such holder in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Note so surrendered.

            (e) On or prior to 1:00 p.m., New York City time on the Repurchase Date, the Company shall deposit with the Trustee or with a paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 5.4) the Repurchase Price and Additional Repurchase Amount, if any, in cash for payment to the holder on the repurchase date.

            (f) If the Company is unable to repurchase on the repurchase date all of the Notes (or portions thereof) as to which the repurchase right has been properly exercised, the aggregate amount of Notes the Company may repurchase shall be allocated pro rata among each Note (or portion thereof) surrendered for repurchase, based on the principal amount of such Note, in proportion to the aggregate amount of Notes surrendered for repurchase.

            (g) All Notes delivered for repurchase shall be delivered to the Trustee to be canceled in accordance with the provisions of Section 2.8.

      Section 16.3 Certain Definitions

      For purposes of this Article XVI:

            (a) The term "beneficial owner" shall be determined in accordance with Rule 13d-3 and 13d-5, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act.

            (b) The term "person" or "group" shall include any syndicate or group which would be deemed to be a "person" under Section 13(e) and 14(d) of the Exchange Act as in effect on the date of the original execution of this Indenture.

            (c) The term "Continuing Director" means at any date a member of the Company's Board of Directors (i) who was a member of such board on the date of the Securities Purchase Agreement or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Company's Board of Directors was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or such lesser number comprising a majority of a nominating committee if authority for such nominations or elections has been delegated to a nominating committee whose authority and composition have been approved by at least a majority of the directors who were Continuing Directors at the time such committee was formed. (Under this definition, if the Board of Directors of the Company as of the date of this Indenture were to approve a new director or directors and then resign, no Change in Control would occur even though all of the current members of the Board of Directors would thereafter cease to be in office).

            (d) The term "Repurchase Event" means a Change in Control or a Termination of Trading.

            (e) A "Change in Control" shall be deemed to have occurred when (i) any "person" or "group" (as such terms are used in Sections 13(e) and 14(d) of the Exchange Act) is or becomes the beneficial owner of shares representing more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in elections of directors of the Company (the "Voting Stock"); (ii) approval by the shareholders of the Company of any plan or proposal for the liquidation, dissolution or winding up of the Company; (iii) the Company (A) consolidates with or merges into any other corporation or any other corporation merges into the Company, and in the case of any such transaction, the outstanding Common Stock of the Company is changed or exchanged into other assets or securities as a result, unless the shareholders of the Company immediately before such transaction own, directly or indirectly immediately following such transaction, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction, or (B) conveys, transfers or leases all or substantially all of its assets to any Person (other than a wholly-owned subsidiary as a result of which the Company becomes a holding company); or (iv) any time Continuing Directors do not constitute a majority of the Board of Directors of the Company (or, if applicable, a successor corporation to the Company); provided that a Change in Control shall not be deemed to have occurred if at least ninety percent (90%) of the consideration (excluding cash payments for fractional shares) in the transaction or transactions constituting the Change in Control consists of (and the capital stock into which the Notes would be convertible consists of) shares of capital stock that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States.

            (f) A "Termination of Trading" shall have occurred if the Common Stock of Rockford shall not be authorized for quotation or listing on The New York Stock Exchange, Inc. (the "NYSE"), the American Stock Exchange, Inc. ("AMEX") or The Nasdaq National Market or SmallCap Market ("NASDAQ").

                                  ARTICLE XVII

                        COLLATERAL AND SECURITY DOCUMENTS

                       Collateral and Security Documents.


      In order to secure the due and punctual payment of the Notes, the Company and AII have entered into the Security Agreement and the other Security Documents to create the Junior Liens on the Collateral in accordance with the terms thereof. Pursuant to the provisions of the Security Agreement, the other Security Documents and this Indenture, the rights and remedies of the Trustee and the Holders of the Notes in the Collateral shall be subordinate and subject to the rights and remedies of the holders of the Senior Liens in accordance with the terms of the Security Agreement and the other Security Documents.

            (a) Each Holder of a Note, by accepting such Note, agrees to all the terms and provisions of the Security Agreement and the other Security Documents.

            (b) The Collateral Agent is hereby authorized and directed to enter into the Security Documents, and to execute such agreements as attorney-in-fact on behalf of the holders, and take any and all actions required or permitted by the terms hereof and thereof.

            Application of Proceeds of Collateral.

      Upon any realization upon the Collateral by the Collateral Agent, the proceeds thereof shall be applied in accordance with the terms of the Security Documents and the terms hereof.

            Possession, Use and Release of Collateral.


            (c) Unless an Event of Default shall have occurred and be continuing, subject to the terms of the Security Documents, the Company and AII will have the right to remain in possession and retain exclusive control of the Collateral securing the Notes (other than any cash, securities, obligations and cash equivalents constituting part of the Collateral and deposited with the Collateral Agent in accordance with the provisions of the Security Documents and other than as set forth in the Security Documents), to freely operate the Collateral and to collect, invest and dispose of any income thereon.

            (d) Each holder, by accepting such Note, acknowledges that (i) so long as any First Priority Lien Obligations (or any commitments or letters of credit in respect thereof) are outstanding, the holders of First Priority Lien Obligations shall have the exclusive right and authority to determine the release, sale, or other disposition with respect to the Collateral, and (ii) the Trustee or holders will not be entitled to take any action whatsoever with respect to the Collateral and the holders of the First Priority Lien Obligations may, without the consent of the holders or the Trustee, take, or cause to be taken, actions with respect to the Collateral (including the release of the Senior Liens on the Collateral). If at any time or from time to time Collateral that also secures the First Priority Lien Obligations is released or otherwise disposed of pursuant to the terms of the relevant governing documents, as applicable, such Collateral securing the Notes shall be automatically released or disposed of; provided, however, that if an Event of Default under this Indenture exists as of the date on which the First Priority Lien Obligations are repaid in full, the Collateral securing the Notes shall not be released until such Event of Default and all other Events of Default shall have been cured or otherwise waived except to the extent such Collateral was disposed of in order to repay the First Priority Lien Obligations. Each holder of a Note, by accepting such Note, directs the Collateral Agent to take such actions as directed by the holders of the First Priority Lien Obligations in accordance with this Section 17.3.

            (e) At such time as (i) the First Priority Lien Obligations have been paid in full in cash in accordance with the terms thereof, and all commitments and letters of credit thereunder have been terminated, or (ii) the holders of the First Priority Lien Obligations have released their Senior Liens on all or any portion of the Collateral, the Junior Liens on the Collateral shall also be automatically released to the same extent; provided, however, that (x) in the case of clause (i) of this sentence, if an Event of Default under this Indenture exists as of the date on which the First Priority Lien Obligations are repaid in full or terminated as described in clause (i), the Junior Liens on the Collateral shall not be released except to the extent the Collateral or any portion thereof was disposed of in order to repay the First Priority Lien Obligations secured by the Collateral, and thereafter, the Trustee (acting at the direction of the holders of a majority of outstanding principal amount of Notes) shall have the right to direct the Collateral Agent to foreclose upon the Collateral (but in such event, the Junior Liens shall be released when such Event of

      Default and all other Events of Default under this Indenture cease to exist), or (y) in the case of clause (ii) of this sentence, if the First Priority Lien Obligations (or any portion thereof) are thereafter secured by assets that would constitute Collateral, the Notes shall then be secured by a Junior Lien on such Collateral, to the same extent provided pursuant to the Security Documents as then in effect immediately prior to the release of the Liens on the Collateral. If the Company subsequently enters into a new Senior Facility or other First Priority Lien Obligations that are secured by assets of the Company and/or its Subsidiaries of the type constituting Collateral, then the Notes shall be secured at such time by a Junior Lien on the collateral securing such First Priority Lien Obligations (to the extent such assets are of the type that constitute Collateral) to the same extent (in all material respects) as then in effect immediately prior to the release of the Liens on the Collateral.

            (f) Notwithstanding the provisions set forth in this Section 17.3, the Company and its Subsidiaries may, without any release or consent by the Collateral Agent or the Trustee, perform a number of activities in the ordinary course in respect of the Collateral to the extent permitted pursuant to the Security Documents and this Indenture.

                  Opinion of Counsel

      So long as the Security Documents have not been terminated in accordance with the terms thereof, the Company shall deliver to the Trustee, so long as such delivery is required by Section 314(b) of the TIA, on the Closing Date and thereafter, at least annually, within 30 days of June 1 of each year (commencing with June 1, 2004), an Opinion of Counsel either stating that in the opinion of such counsel, such action has been taken with respect to the recording, filing, rerecording and refiling of this Indenture or any Security Document as is necessary to maintain the Security Interests, and reciting the details of such action, or stating that in the opinion of such counsel, no such action is necessary to maintain such Security Interests.

                  Further Assurances

      Upon the reasonable request of the Collateral Agent, the Company and AII shall, each at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the Security Interests, as are reasonably necessary to perfect, preserve or protect the Collateral Agent's Security Interest in the Collateral.

                  Trust Indenture Act Requirements

      The release of any Collateral from the Junior Lien of any of the Security Documents or the release of, in whole or in part, the Junior Liens created by any of the Security Documents, will not be deemed to impair the Security Interests in contravention of the provisions hereof if and to the extent the Collateral or Junior Liens are released pursuant to the applicable Security

Documents and pursuant to the terms hereof. Each holder of the Notes acknowledges that a release of Collateral or Liens strictly in accordance with the terms of the Security Documents and the terms hereof will not be deemed for any purpose to be an impairment of the Security Documents or otherwise contrary to the terms of this Indenture. So long as any First Priority Lien Obligations are outstanding, the Company and the Guarantor shall comply with TIA Section 314(d) relating to the release of property or securities from the Junior Lien hereof but only to the extent required by the TIA.

                  Suits to Protect Collateral

      The Trustee shall have the authority to direct the Collateral Agent to institute and to maintain such suits and proceedings as the Trustee may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of any of the Security Documents or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the holders of the Notes in the Collateral (including suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Security Interests or be prejudicial to the interests of the holders of the Notes).

                  Purchaser Protected

      In no event shall any purchaser in good faith or other transferee of any property purported to be released hereunder be bound to ascertain the authority of the Trustee to direct the Collateral Agent to execute the release or to inquire as to the satisfaction of any conditions required by the provisions hereof for the exercise of such authority or to see to the application of any consideration given by such purchaser or other transferee; nor shall any purchaser or other transferee of any property or rights permitted to be sold by this Article XVII, be under obligation to ascertain or inquire into the authority of the Company or AII, as applicable, to make any such sale or other transfer.

                  Powers Exercisable by Receiver or Trustee

      In case the Collateral shall be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article XVII upon the Company or AII, as applicable, with respect to the release, sale or other disposition of such property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee shall be deemed the equivalent of any similar instrument of the Company or AII, as applicable, or of any officer or officers thereof required by the provisions of this Article XVII.

                  Release upon Termination of Company's Obligations

      In the event that the Company delivers an Officers' Certificate and Opinion of Counsel certifying that (a) its obligations under this Indenture have been satisfied and discharged by complying with the provisions of Article XIII, or (b) the Company's average monthly EBITDA for any twelve consecutive months commencing with the month ending June 30, 2004 has been positive, the Trustee shall (i) execute, deliver and authorize such releases, termination statements and other instruments (in recordable form, where appropriate) as the Company or AII, as applicable, may reasonably request to evidence the termination of the Security Interests created by the Security Documents and (ii) not be deemed to hold the Security Interests for its benefit and the benefit of the holders of the Notes.

                  Limitation on Duty of Trustee in Respect of Collateral


                  (g) Beyond the exercise of reasonable care in the custody
            thereof, the Trustee shall have no duty under this Indenture as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Trustee shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. The Trustee shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Trustee in good faith.

                  (h) The Trustee shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Company to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Trustee shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Indenture or the Security Documents by the Company or the Collateral Agent.

                  Authorization of Trustee

      The Trustee is hereby authorized to enter into, or cause any co-collateral agent to enter into, any Security Document or any other document necessary or appropriate in connection with any such Security Document. The Trustee shall have no duty to act outside of the United States in respect of any Collateral located in any jurisdiction other than the United States ("Foreign Collateral") but shall to the extent required to create Liens on the Foreign Collateral, or on part thereof, for the benefit of the holders and at the specific request of the Issuer, appoint for and on behalf of the holders one of more co-collateral agents to act on behalf of the holders with respect to such Foreign Collateral.

                  Intercreditor Agreement Controls

      Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Trustee pursuant to this Indenture and the exercise of any right or remedy by the Trustee hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Indenture, the terms of the Intercreditor Agreement will govern.

                                  ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS

      Section 18.1 Provisions Binding on Company's Successors


      All the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

      Section 18.2 Official Acts by Successor Corporation


      Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

      Section 18.3 Addresses for Notices, Etc.


      Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company and any notice, direction, request or demand hereunder to or upon the Trustee or to or upon any Noteholder shall be deemed to have been sufficiently given or made, for all purposes (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (evidence by mechanically or electronically generated receipt by the sender's facsimile machine); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers of such communications shall be:

     If to the Company:

                        Rockford Corporation
                        600 South Rockford Drive
                        Tempe, Arizona 85281
                        Telephone:        (480) 967-3565
                        Facsimile:        (480) 966-3639
                        Attention:        Mr. W. Gary Suttle
                                          President and Chief Executive Officer

     If to the Trustee:

                        BNY Western Trust Company
                        700 S. Flower Street - Suite 500

                        Los Angeles, CA  90017
                        Attention: Corporate Trust Administration
                        Facsimile:  213-630-6298


     If to a Noteholder:


                        At the address and facsimile number of such Noteholder, as set forth on the Note Register, which shall initially include the information set forth in the Securities Purchase Agreement regarding notices.

      The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications. The Trustee shall use reasonable commercial efforts to provide any notice of default, notice of redemption and notice of conversion to each holder by facsimile, if and to the extent such holder's facsimile number is set forth in the Note Register.

      Failure to give a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is given or made in the manner provided above, it is duly given or made, whether or not the addressee receives it.

      Section 18.4 Governing Law; Jurisdiction; Jury Trial


      This Indenture and each Note shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the internal laws of the State of California without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Los Angeles, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Indenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Indenture shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Indenture in that jurisdiction or the validity or enforceability of any provision of this Indenture in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION

HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED
HEREBY.

      Section 18.5 Evidence of Compliance with Conditions Precedent; Certificates to Trustee


      Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that in the opinion of the person executing such Officer's Certificate all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been satisfied, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been satisfied.

      Each certificate or opinion provided for by or on behalf of the Company in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been satisfied or waived.

      Section 18.6 Legal Holidays

      In any case where the date of maturity of interest on or principal of the Notes or the date fixed for redemption of any Note will not be a Business Day, then payment of such interest on or principal of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period from and after such date.

      Section 18.7 Trust Indenture Act

      This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided, however, that this
Section 18.7 shall not require that this Indenture or the Trustee be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party hereto that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

      Section 18.8 Benefits of Indenture

      Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto, any paying agent, any authenticating agent, any Note Registrar and their successors hereunder, the holders of Notes and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      Section 18.9 Table of Contents, Headings, Etc.


      The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

      Section 18.10 Authenticating Agent

      The Trustee may appoint an authenticating agent which shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.4, 2.5, 2.6, 2.7 and 3.3, as fully for all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 8.9.

      Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

      Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of Notes as the names and addresses of such holders appear on the Note Register.

      The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services.

      The provisions of Sections 8.2, 8.3, 8.4, 9.3 and this Section 18.10 shall be applicable to any authenticating agent.

      Section 18.11 Execution in Counterparts

      This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 18.12 No Adverse Interpretation of Other Agreements


      This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Subsidiary of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

      IN WITNESS WHEREOF, all of the parties hereto have caused this Indenture to be duly signed as of the date first written above.

                                            ROCKFORD CORPORATION



                                            By:  /s/   W. Gary Suttle
                                                 -------------------------------
                                                 Name:   W. Gary Suttle
                                                 Title:  Chief Executive Officer

Attest:

/s/  James M. Thomson
------------------------------
Name: James M. Thomson
Title:  Chief Financial Officer


                                            BNY WESTERN TRUST COMPANY
                                               as Trustee

                                            By:  /s/   Daren M. DiNicola
                                                 -------------------------------
                                                 Name:  Daren M. DiNicola
                                                 Title: V.P. & Bus. Group Mgr.












                          [SIGNATURE PAGE TO INDENTURE]

                                                                       EXHIBIT A

       FORM OF 4.5% CONVERTIBLE SENIOR SUBORDINATED SECURED NOTE DUE 2009

                       ----------------------------------



                              ROCKFORD CORPORATION

                             [FORM OF FACE OF NOTE]

[THE FOLLOWING PARAGRAPH SHALL APPEAR ON THE FACE OF EACH RESTRICTED NOTE.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THIS SECURITY.

[THE COMPANY MAY, BUT IS NOT OBLIGATED TO, INSTRUCT THE TRUSTEE TO PLACE THE FOLLOWING PARAGRAPH ON THE FACE OF EACH NOTE HELD BY OR TRANSFERRED TO AN "AFFILIATE" (AS DEFINED IN RULE 501(B) OF REGULATION D UNDER THE SECURITIES ACT) OF THE COMPANY:]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY BE SOLD ONLY IN COMPLIANCE WITH RULE 144, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A VALID EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

[THE FOLLOWING PARAGRAPH SHALL APPEAR ON THE FACE OF EACH GLOBAL NOTE.]

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.6 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.5(b) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION
2.8 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                              ROCKFORD CORPORATION

           4.5% Convertible Senior Subordinated Secured Note due 2009

THIS NOTE WAS ISSUED WITH "ORIGINAL ISSUE DISCOUNT" FOR U.S. FEDERAL INCOME TAX PURPOSES. ROCKFORD CORPORATION WILL PROMPTLY MAKE AVAILABLE TO THE HOLDER HEREOF INFORMATION REGARDING THE ISSUE DATE, ISSUE PRICE, YIELD TO MATURITY, AMOUNT OF ORIGINAL ISSUE DISCOUNT AND, AS APPROPRIATE, THE COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE OF THIS NOTE, UPON THE WRITTEN REQUEST OF SUCH HOLDER DIRECTED TO ROCKFORD CORPORATION AT 600 SOUTH ROCKFORD DRIVE, TEMPE, ARIZONA 85281,
ATTN.: CHIEF FINANCIAL OFFICER.

No. _____                                                       $_______________



CUSIP No. 77316PAA9



      Rockford Corporation, a corporation duly organized and validly existing under the laws of the State of Arizona (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to ____________________, or registered assigns, the principal sum of ___________ United States Dollars on June 10, 2009 and to pay interest on said principal sum semi-annually on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing December 15, 2004, at the rate per annum specified in the title of this Note, accrued from June 10, 2004. The interest so payable on any June 15 or December 15 will be paid to the person in whose name this Note, or portion thereof (or one or more Predecessor Notes) is registered at the close of business on the record date, which shall be the 4th day of the month in which the Interest Payment Date shall occur, whether or not such date is a Business Day; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Payment of the principal of and interest accrued on this Note (including Liquidated Damages, if any) shall be made at the office or agency of the Company maintained for that purpose, which shall be the Corporate Trust Office of the Trustee, or at any other office or agency permitted by the Indenture, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided further, however, that, with respect to any holder of Notes with an aggregate principal amount equal to or in excess of Five Hundred Thousand United States Dollars ($500,000), interest on such holder's Notes shall be paid by wire transfer in immediately available funds in accordance with the written wire transfer instruction supplied by such holder from time to time to the Trustee and paying agent (if different from the Trustee) at least five (5) Business Days prior to the applicable record date.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving a holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

      This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

      IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

                                                       ROCKFORD CORPORATION





                                                       -------------------------
                                                       [Name, Title]



Attest:




-------------------------------------
[Name, Title]





TRUSTEE'S CERTIFICATE OF AUTHENTICATION

BNY Western Trust Company,

as Trustee, certifies that this is one of the Notes described in the within-named Indenture.



Dated:



By:
   -------------------------------------
           Authorized Signatory

                            [FORM OF REVERSE OF NOTE]

                              ROCKFORD CORPORATION

           4.5% Convertible Senior Subordinated Secured Note due 2009

      This Note is one of a duly authorized issue of Notes of the Company, designated as its 4.5% Convertible Senior Subordinated Secured Notes due 2009 (herein called the "Notes"), limited to the aggregate principal amount of Twelve Million, Five Hundred Thousand United States Dollars, ($12,500,000) all issued or to be issued under and pursuant to an Indenture dated as of June10, 2004 (herein called the "Indenture"), between the Company and BNY Western Trust Company (herein called the "Trustee"), to which the Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. All capitalized terms used herein without definition shall have the meaning set forth in the Indenture.

      In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of, premium, if any, and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. Liquidated damages paid pursuant to Section 15.2 of the Indenture, if any, shall be paid within ten (10) Business Days of the date from which such liquidated damages accrued pursuant to Section 15.2. Liquidated Damages on the Notes paid pursuant to Section 2(f) of the Registration Rights Agreement, if any, shall be paid at the times and in the manner provided therein.

      The Indenture contains provisions permitting the Company and the Trustee in certain limited circumstances, without the consent of the holders of the Notes, and in other circumstances, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute amendments to the Indenture or supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided, however, that no such amendment or supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption or repurchase thereof, impair, or change in any respect adverse to the holder of Notes, the obligation of the Company to repurchase any Note at the option of the holder upon the happening of a Repurchase Event, or impair or adversely affect the right of any Noteholder to institute suit for the payment thereof, or change the currency in which the Notes are payable, or impair or change in any respect adverse to the Noteholders the right to convert the Notes into Common Stock subject to the terms set forth herein, including Section 15.7, without the consent of the holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding.

      It is also provided in the Indenture that the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, the Notes when due, (ii) a failure by the Company to convert any Notes into Common Stock or
(iii) a default in respect of a covenant or provisions of the Indenture which under Article XI thereof cannot be modified or amended without the consent of the holders of all Notes then outstanding. Any such consent or waiver by a holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether any notation thereof is made upon this Note or such other Notes.

      The payment of principal of, premium, if any, and interest on the Notes will be subordinated in right of payment to the prior payment in full of Senior Indebtedness as set forth in Article IV of the Indenture.

      Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

      The Notes are issuable in registered form without coupons in denominations of One Thousand United States Dollars ($1,000) principal amount and integral multiples thereof. At the office of Trustee or the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

      (1) From and after June 10, 2007, the Company may, at its option, redeem all or any part of the Notes, upon notice as set forth in the Indenture, and the Company shall pay each holder of Notes redeemed a redemption price equal to the principal amount of such Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption.

      If such notice of redemption has been given as provided in the Indenture, the Notes or portion of Notes called for redemption shall, unless converted into Common Stock pursuant to the terms of the Indenture, become due and payable on the date and at the place or places stated in such notice at the applicable redemption price and interest accrued to, but excluding, the date fixed for redemption, and on and after such date (unless the Company shall default in the payment of such Notes at the redemption price and interest accrued to, but excluding, said date) interest on the Notes or portion of Notes so called for redemption shall cease to accrue and such Notes shall cease after the close of business on the Business Day next preceding the date fixed for redemption to be convertible into Common Stock and, except as provided in Sections 8.5 and 13.4 of the Indenture, to be entitled to any benefit or security under the Indenture, and the holders of such Notes shall have no right in respect of such Notes except the right to receive the redemption price and unpaid interest to, but excluding, the date fixed for redemption. On presentation and surrender of such Notes at a place of payment specified in such notice, such Notes or the specified portions thereof to be redeemed shall be paid and redeemed by the Company at the applicable redemption price and interest accrued thereon to, but excluding, the date fixed for redemption; provided that, if the applicable redemption date is an Interest Payment Date, then the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Notes registered as such on the relevant record date subject to the terms and provisions of Section 2.3 of the Indenture.

      The Notes are not subject to redemption through the operation of any sinking fund.

      Upon the occurrence of a "Repurchase Event," the Noteholder has the right, at such holder's option, to require the Company to repurchase all or any portion of such holder's Notes or any portion thereof (in the principal amounts of One Thousand United States Dollars ($1,000) or integral multiples thereof) on the 40th calendar day (or, if such 40th day is not a Business Day, the next succeeding Business Day) after notice of such Repurchase Event at a price equal to (i) 115% of the principal amount of Notes such holder elects to require the Company to repurchase, if the Repurchase Event occurs prior to or on June 10, 2006, (ii) 110% of the principal amount of Notes such holder elects to require the Company to repurchase, if the Repurchase Event occurs after June 10, 2006 but prior to or on June10, 2008 and (iii) 105% of the principal amount of the Notes such holder elects to require the Company to repurchase if the Repurchase Event occurs after June 10, 2008, but prior to or on June 10, 2009, together, in each case, with accrued interest to the date fixed for repurchase; provided that if such repurchase date is an Interest Payment Date, then the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Notes registered as such on the relevant record date subject to the terms and provisions of Section 2.3 of the Indenture. If the repurchase date is prior to June 10, 2007, the Company shall make an additional payment in cash to each holder of Notes with respect to the Notes repurchased, in an amount equal to $135 per each One Thousand United States Dollars ($1,000) principal amount of the Note, less the amount of any interest actually paid on the Note prior to the repurchase date (and, if the Note is repurchased between a record date and the next Interest Payment Date, less interest payable on each One Thousand United States Dollars ($1,000) principal amount of the Note on such next Interest Payment Date). The Company or, at the written request of the Company, the Trustee shall mail to all holders of record of the Notes a notice of the occurrence of a Repurchase Event and of the repurchase right arising as a result thereof on or before the fifth (5th) Business Day after the occurrence of such Repurchase Event. If a redemption date pursuant to Article III of the Indenture shall occur prior to any repurchase date established pursuant to a Company Notice under Section 16.2 of the Indenture, provided that the Company shall have deposited or set aside an amount of money sufficient to redeem such Notes as set forth in Section 3.2 of the Indenture on or before such repurchase date, all such Notes shall be redeemed pursuant to Article III of the Indenture and the repurchase rights under Article XVI of the Indenture shall have no effect.

      Subject to the provisions of the Indenture, the holder hereof has the right, at its option, at any time following the date of original issuance of the Notes and prior to the close of business on June 10, 2009 (except that, with respect to any Note or portion of a Note that shall be called for redemption, such right shall terminate, except as otherwise provided in the Indenture, at the close of business on the Business Day next preceding the date fixed for redemption unless the Company shall default in payment due upon redemption), to convert the principal hereof or any portion of such principal which is One Thousand United States Dollars ($1,000) or an integral multiple thereof, into that number of fully paid and non-assessable shares of the Company's Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Note or portion thereof to be converted by the conversion price of $5.29 or such conversion price as adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a conversion notice as provided in the Indenture and this Note, to the Company at the office or agency of the Company maintained for that purpose, which shall be the Corporate Trust Office of the Trustee, or at any other office or agency permitted by the Indenture, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. If a conversion notice is delivered prior to June 10, 2007 and within ninety (90) days following a Repurchase Event, the Company shall make an additional payment in cash to each holder of Notes with respect to the Notes converted, in an amount equal to $135 per each One Thousand United States Dollars ($1,000) principal amount of the Note (the "Additional Conversion Payment"), less the amount of any interest actually paid on the Note prior to the repurchase date (and, if the Note is converted between a record date and the next Interest Payment Date, less interest payable on each One Thousand United States Dollars ($1,000) principal amount of the Note on such next Interest Payment Date). The Company shall pay in cash, on this Note or portion thereof surrendered for conversion during the period from the close of business on any Interest Payment Date to which interest has been fully paid through the close of business on the Business Day preceding the record date for the next such Interest Payment Date, accrued and unpaid interest, if any, to, but excluding, the date of conversion. Any such payment of interest shall be made with ten (10) Business Days after the Conversion Date. Notwithstanding the foregoing, if this Note shall be surrendered for conversion during the period from the close of business on any record date for any Interest Payment Date through the close of business on the Business Day next preceding such Interest Payment Date, the holder (unless the Note or the portion thereof being converted shall have been called for redemption pursuant to a redemption notice mailed to the Noteholders in accordance with Section 3.2 of the Indenture or shall have become due prior to such Interest Payment Date as a result of a Repurchase Event) must, at the time of conversion of the Note, pay by wire transfer of immediately available funds or other funds acceptable to the Company, an amount equal to the interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided, however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Notes. No fractional shares of Common Stock will be issued upon any conversion, but an adjustment in cash will be paid to the holder, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

      The Company may, at its option, automatically convert all or a portion of the Notes (an "Automatic Conversion") at any time prior toJune 10, 2007 if the Closing Price (as defined in the Indenture) per share of the Common Stock has exceeded two hundred and twenty five percent (225%) of the Conversion Price then in effect for at least fifteen (15) Trading Days within a period of twenty (20) consecutive Trading Days ending five (5) Trading Days prior to the date the Company gives to all holders of Notes a notice specifying the date on which an Automatic Conversion will become effective, provided that either (x) a registration statement covering the resale of the Conversion Shares is effective and available for use from the date of the notice of Automatic Conversion through and including the earlier of the date on which the Automatic

Conversion becomes effective or the last date on which the registration statement is required to be kept effective under the terms of the Registration Rights Agreement, or (y) the shares of Common Stock issuable upon the Automatic Conversion may be sold pursuant to Rule 144 under the Securities Act. If the effective date of an Automatic Conversion is prior to June 10, 2007, the Company shall make an additional payment in cash to each holder of Notes with respect to the Notes converted, in an amount equal to $135 per each One Thousand United States Dollars ($1,000) principal amount of the Note (the "Company Conversion Provisional Payment"), less the amount of any interest actually paid on the Note prior to the effective date of the Automatic Conversion (and, if the Note is converted between a record date and the next Interest Payment Date, less interest payable on each One Thousand United States Dollars ($1,000) principal amount of the Note on such next Interest Payment Date).

      Unless the Company shall have theretofore called for redemption all of the Notes then outstanding, if the Company elects to convert all or a portion of the Notes pursuant to its Automatic Conversion right, the Company, or at its request (which must be received by the Trustee at least five (5) Business Days prior to the date the Trustee is requested to give notice as described below unless a shorter period is agreed to by the Trustee), the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of the Automatic Conversion not more than thirty (30) days but not less than five (5) days before the date of effectiveness of the Automatic Conversion as set forth in the Indenture. In case the Notes are to be converted in part only, the notice shall state the portion of the principal amount thereof to be converted and shall state that on and after the effective date of the Automatic Conversion, upon surrender of such Note, a new Note or Notes in principal amount equal to the unconverted portion thereof will be issued.

      In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes not converted prior to the expiration of such conversion right by an agreement with one or more investment bankers or other purchasers to purchase such Notes by paying to the Trustee in trust for the Noteholders, on or before the date fixed for redemption, an amount not less than the applicable redemption price and interest accrued to the date fixed for redemption, of such Notes.

      [INCLUDE EITHER OF THE FOLLOWING PARAGRAPHS ONLY BASED UPON HOLDER'S ELECTION UNDER SECTION 2(k) OF THE SECURITIES PURCHASE AGREEMENT] [Conversion Limitation. The holder hereby agrees that in no event will it convert any of the Notes in excess of the number of such Notes upon the conversion of which (x) the number of shares of Common Stock beneficially owned by such holder (other than the shares which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion analogous to the limitation contained in this paragraph) plus (y) the number of shares of Common Stock issuable upon the conversion of such Notes would be equal to or exceed 9.99% of the number of shares of Common Stock then issued and outstanding (after giving effect to such conversion), it being the intent of the Company and the holder that the holder not be deemed at any time to have the power to vote or dispose of greater than 9.99% of the number of shares of Common Stock issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To the extent that the limitation contained in this paragraph applies (and without limiting any rights the Company may otherwise have), the Company may rely on the holder's determination of whether the Notes are convertible pursuant to the terms hereof, the Company having no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of the Conversion Notice by the holder shall be deemed to be the holder's representation that the Notes specified therein are convertible pursuant to the terms hereof. Nothing contained herein shall be deemed to restrict the right of a holder to convert the Notes at such time as the conversion thereof will not violate the provisions of this paragraph.]

      [Each holder hereby agrees that in no event will it convert any of the Notes in excess of the number of such Notes upon the conversion of which (x) the number of shares of Common Stock beneficially owned by such holder
(other than the shares which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion analogous to the limitation contained in this paragraph) plus (y) the number of shares of Common Stock issuable upon the conversion of such Notes, would be equal to or exceed 4.99% of the number of shares of Common Stock then issued and outstanding (after giving effect to such conversion), it being the intent of the Company and the holder that the holder not be deemed at any time to have the power to vote or dispose of greater than 4.99% of the number of shares of Common Stock issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To the extent that the limitation contained in this paragraph applies (and without limiting any rights the Company may otherwise have), the Company may rely on the holder's determination of whether the Notes are convertible pursuant to the terms hereof, the Company having no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of the Conversion Notice by the holder shall be deemed to be the holder's representation that the Notes specified therein are convertible pursuant to the terms hereof. Nothing contained herein shall be deemed to restrict the right of a holder to convert the Notes at such time as the conversion thereof will not violate the provisions of this paragraph. ]

      Upon due presentment for registration of transfer of this Note and any other documents as may be required to be delivered by the Indenture at the office or agency of the Company which shall be the Corporate Trust Office of the Trustee, or at any other office or agency permitted by the Indenture, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the requirements and limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

      The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note Registrar may deem and treat a registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof (including Liquidated Damages to the extent accrued but unpaid), or on account hereof, for the conversion hereof and for all other purposes; and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Note Registrar shall be affected by any notice to the contrary. All such payments so made to, or upon the order of, such registered holder for the time being shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable on this Note.

      No direct or indirect partner, employee, incorporator, stockholder, director or officer, as such, past, present or future of the Company or any successor corporation or any Subsidiary or any of the Company's Affiliates, shall have any personal liability in respect of the obligations of the Company under this Note by reason of his, her or its status as such partner, employee, incorporator, stockholder, director or officer. The holder hereof by accepting this Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Note.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT -



                                                _____________________________ Custodian
                                                            (Cust)

TEN ENT - as tenants by the entireties          _____________________________
                                                            (Minor)

JT TEN - as joint tenants with right
of survivorship and not as tenants              Uniform Gifts to Minors Act ___________
in common
                                                                               (State)



Additional abbreviations may also be used though not in the above list.

              SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

                    Amount of decrease       Amount of increase              Principal Amount       Signature of authorized
Date of Exchange   in Principal Amount of   in Principal Amount of           of this Global Note        officer of Trustee
                     this Global Note         this Global Note          following such decrease         or Note Custodian
                                                                               (or increase)



                                                                       EXHIBIT B

                           [FORM OF CONVERSION NOTICE]

Rockford Corporation
600 South Rockford Drive
Tempe, Arizona  85281
Attention:  Chief Financial Officer

BNY Western Trust Company
700 S. Flower Street - Suite 500
Los Angeles, CA  90017
Attention: Corporate Trust Administration

Fax:  213-630-6298



      The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof (which is One Thousand United States Dollars ($1,000) principal amount or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

      If you want the shares issuable on conversion of this Note credited to your balance account with The Depositary Trust Company through its Deposit Withdrawal Agent Commission system, check the box: [ ]

Dated: __________________________

                                                --------------------------------

                                                --------------------------------
                                                Signature(s)

---------------------------------
Signature Guarantee

      Signature(s) must be guaranteed by
an eligible Guarantor Institution
(banks, stock brokers, savings and loan
associations and credit unions) with
membership in an
approved signature guarantee medallion
program pursuant to Securities and
Exchange Commission Rule 17Ad-15 if
shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.

      Fill in for registration of shares
if to be issued, and Notes if to be
delivered, other than to and in the name of the registered holder:

---------------------------------
(Name)

---------------------------------
(Street Address)

---------------------------------
(City, State and Zip Code)

Please print name and address

                                    Principal amount to be converted (if less \ than all): $______,000

                                    -------------------------------------------
                                    Social Security or Other Taxpayer
                                    Identification Number

                                                                       EXHIBIT C

                       [FORM OF OPTION TO ELECT REPAYMENT
                            UPON A REPURCHASE EVENT]


Rockford Corporation
600 South Rockford Drive
Tempe, Arizona 85281

Attention:  Chief Financial Officer

BNY Western Trust Company
700 S. Flower Street - Suite 500
Los Angeles, CA  90017
Attention: Corporate Trust Administration

Fax:  213-630-6298


      The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Rockford Corporation (the "Company") as to the occurrence of a Repurchase Event with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is One Thousand United States Dollars ($1,000) principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note, together with accrued interest (including Liquidated Damages, if any) to, but excluding, such date, to the registered holder hereof.

Dated: ________________________


                                        ---------------------------------------

                                        ---------------------------------------
                                        Signature(s)

                                        ---------------------------------------
                                        Social Security or Other Taxpayer
                                        Identification Number

                                        Principal amount to be repaid (if less
                                        than all):  $______,000


                                        NOTICE: The above signatures of the
                                        holder(s) hereof must correspond with
                                        the name as written upon the face of the
                                        Note in
                                        every particular without alteration or
                                        enlargement or any change whatever.

                                                                       EXHIBIT D

                         FORM OF CERTIFICATE OF TRANSFER

Rockford Corporation
600 South Rockford Drive
Tempe, Arizona 85281
Attention:  Chief Financial Officer

BNY Western Trust Company
700 S. Flower Street - Suite 500
Los Angeles, CA  90017
Attention: Corporate Trust Administration

Fax:  213-630-6298




      Re: 4.5% Convertible Senior Subordinated Secured Notes due 2009

      Reference is hereby made to the Indenture, dated as of June 10, 2004 (the "Indenture"), among Rockford Corporation, as issuer (the "Company"), and BNY Western Trust Company (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      ___________________, (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the "Transfer"), to ___________________________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

      1. CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO RULE 144A.

      The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

      2. CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE IAI GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR RULE 144.



      The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

            (a) such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

            (b) such Transfer is being effected to the Company or a subsidiary thereof;

                                       or

            (c) such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

            (d) such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit F to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Note and/or the Definitive Notes and in the Indenture and the Securities Act.

      3. CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

            (a) CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

            (b) CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                        ----------------------------------------
                                                 [Insert Name of Transferor]



                                        By:
                                           -------------------------------------
                                          Name:
                                          Title:


Dated:  _______________________


----------------------------------------
Signature Guarantee


      Signature(s) must be guaranteed by
an eligible Guarantor Institution
(banks, stock brokers, savings and loan
associations and credit unions) with
membership in an approved signature
guarantee medallion program pursuant to
Securities and Exchange Commission Rule
17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.    The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (a) OR (b)]


      (a)   a beneficial interest in the:


            (i)   144A Global Note (CUSIP _________), or

            (ii)  IAI Global Note (CUSIP _________); or


      (b)   a Restricted Definitive Note.



2.    After the Transfer the Transferee will hold:

                                   [CHECK ONE]

      (a)   a beneficial interest in the:


            (i)   144A Global Note (CUSIP _________), or

            (ii)  IAI Global Note (CUSIP _________); or


            (iii) Unrestricted Global Note (CUSIP _________); or

      (b)   a Restricted Definitive Note; or

      (c)   an Unrestricted Definitive Note,


      in accordance with the terms of the Indenture.

                                                                       EXHIBIT E

                         FORM OF CERTIFICATE OF EXCHANGE

Rockford Corporation
600 South Rockford Drive
Tempe, Arizona 85281
Attention:  Chief Financial Officer

BNY Western Trust Company
700 S. Flower Street - Suite 500
Los Angeles, CA  90017
Attention: Corporate Trust Administration

Fax:  213-630-6298




      Re: 4.5% Convertible Senior Subordinated Secured Notes due 2009

                               (CUSIP 77316PAA9])

      Reference is hereby made to the Indenture, dated as of June 10, 2004 (the "Indenture"), among Rockford Corporation, as issuer (the "Company"), and BNY Western Trust Company (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      __________________________, (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

      1. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE.



            (a) CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global
      Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            (b) CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            (c) CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            (d) CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

      2. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES.



            (a) CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

            (b) CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's

      Restricted Definitive Note for a beneficial interest in the [CHECK ONE] 144A Global Note, IAI Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                        ----------------------------------------
                                          [Insert Name of Transferor]


                                        By:
                                           -------------------------------------
                                          Name:
                                          Title:
Dated:  ______________________

----------------------------------------
Signature Guarantee


      Signature(s) must be guaranteed by
an eligible Guarantor Institution
(banks, stock brokers, savings and loan
associations and credit unions) with
membership in an approved signature
guarantee medallion program pursuant to
Securities and Exchange Commission Rule
17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.

                                                                       EXHIBIT F

                   FORM OF TRANSFER LETTER OF REPRESENTATIONS

                           (TO BE DELIVERED BY HOLDER

                     UPON CERTAIN TRANSFERS OF NOTES WITHOUT

                        EFFECTIVE REGISTRATION STATEMENT)

      We are delivering this letter in connection with the sale or transfer to us of Notes (as defined in the Indenture, dated as of June 10, 2004, between Rockford Corporation, an Arizona corporation (the "Company") and BNY Western Trust Company, a California banking corporation (the "Trustee")) other than pursuant to a registration statement that has been declared effective under the Securities Act of 1933, as amended (the "Securities Act").

      We hereby confirm that:

      (i) we are an "accredited investor" within the meaning of Rule 501(a)(1),(2), (3), (5), (6), (7) or (8) under the Securities Act;


      (ii) any purchase or receipt of the Notes by us will be for investment purposes and for our own account, not as a nominee or agent;


      (iii) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing or receiving the Notes;


      (iv) we do not have need for liquidity in our investment in the Notes, we have the ability to bear the economic risks of our investment in the Notes for an indefinite period of time and we are able to afford the complete loss of our investment in the Notes;


      (v) we are not acquiring the Notes with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction, and we have no present intention of selling, granting any participation in, or otherwise distributing the same;


      (vi) we have had access to such information regarding the Company necessary in order for us to make an informed decision and any such information which we have requested have been made available for us or our attorney, accountant, or advisor; and

      (vii) we or our attorney, accountant, or advisor have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the business, management and financial affairs of the Company and the terms and conditions of the acquisition by us of the Notes and all such questions have been answered to our full satisfaction, and we have acquired sufficient information about the Company to make an informed and knowledgeable decision to acquire the Notes.

      We understand that the Notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Notes, that such Notes may be offered, resold, pledged or otherwise transferred only (i) in accordance with an exemption from the registration requirements of the Securities Act, (ii) to the Company or (iii) pursuant to an effective registration statement, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. We agree that we will furnish the Company and the Trustee an opinion of counsel, if the Company so requests, that the foregoing restrictions on transfer have been complied with. We understand that the Trustee will not be required to accept for registration of transfer any Notes, except upon presentation of evidence satisfactory to the Company, including an opinion of counsel if the Company so requests, that the foregoing restrictions on transfer have been complied with.

      We acknowledge that the Company and others will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.





                                     ------------------------------------------
                                     (Name)

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    Address:

                                      F-2